                                                                   EXHIBIT 99.52

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

                                   TERM SHEET
                                OCTOBER 21, 2004
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5
                         $[2,285,466,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                   EXPECTED   STATED
                                                 WAL(YRS)    PAYMENT WINDOW                         FINAL     FINAL      EXPECTED
                APPROX                          (CALL(4)        (CALL(4)      PAYMENT   INTEREST   MATURITY  MATURITY    RATINGS
   CLASS        SIZE ($)          COUPON        MATURITY)      MATURITY)       DELAY     ACCRUAL     (4)        (5)    (MOODY'S/S&P)
   -----        --------          ------        ---------      ---------       -----     -------     ---        ---    -------------
CLASS A-1A   1,094,343,000                                 Information Not Provided Hereby                                Aaa/AAA
CLASS A-2A     401,713,000  LIBOR + [](1), (2)  2.32/2.56      1-82/1-187        0     Actual/360  Aug-2011  July-2035    Aaa/AAA
CLASS A-2B1    217,264,000  LIBOR + [](1), (2)  1.00/1.00      1-22/1-22         0     Actual/360  Aug-2006  July-2035    Aaa/AAA
CLASS A-2B2    139,680,000  LIBOR + [](1), (2)  3.00/3.00     22-68/22-68        0     Actual/360  Jun-2010  July-2035    Aaa/AAA
CLASS A-2B3     44,768,000  LIBOR + [](1), (2)  6.64/8.71     68-82/68-187       0     Actual/360  Aug-2011  July-2035    Aaa/AAA
CLASS M-1       67,527,000  LIBOR + [](1), (3)  4.79/5.34    44-82/44-161        0     Actual/360  Aug-2011  July-2035   Aal/[AA+]
CLASS M-2       61,706,000  LIBOR + [](1), (3)  4.71/5.24    42-82/42-154        0     Actual/360  Aug-2011  July-2035   Aa2/[AA+]
CLASS M-3       39,585,000  LIBOR + [](1), (3)  4.67/5.18    41-82/41-147        0     Actual/360  Aug-2011  July-2035    Aa3/[AA]
CLASS M-4       34,928,000  LIBOR + [](1), (3)  4.64/5.13     40-82/40-141       0     Actual/360  Aug-2011  July-2035    A1/[AA]
CLASS M-5       32,599,000  LIBOR + [](1), (3)  4.63/5.09     39-82/39-135       0     Actual/360  Aug-2011  July-2035    A2/[AA]
CLASS M-6       31,435,000  LIBOR + [](1), (3)  4.60/5.03    39-82/39-129        0     Actual/360  Aug-2011  July-2035    A3/[AA]
CLASS B-1       26,778,000  LIBOR + [](1), (3)  4.60/4.98    38-82/38-122        0     Actual/360  Aug-2011  July-2035   Baal/[AA-]
CLASS B-2       23,285,000  LIBOR + [](1), (3)  4.57/4.91     38-82/38-114       0     Actual/360  Aug-2011  July-2035   Baa2/[A+]
CLASS B-3       23,285,000  LIBOR + [](1), (3)  4.57/4.84     38-82/38-107       0     Actual/360  Aug-2011  July-2035   Baa3/[A-]
CLASS B-4       23,285,000  LIBOR + [](1), (3)  4.56/4.71     37-82/37-98        0     Actual/360  Aug-2011  July-2035   NR/[BBB+]
CLASS B-5       23,285,000  LIBOR + [](1), (3)  4.48/4.49     37-82/37-87        0     Actual/360  Aug-2011  July-2035    NR/[BBB]
TOTAL:       2,285,466,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B1, Class A-2B2 and Class A-2B3 Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                                          212-449-3659                     scott_soltas@ml.com
Vince Mora                                            212-449-1437                     vince_morajr@ml.com
Charles Sorrentino                                    212-449-3659                     charles_sorrentino@ml.com
Edgar Seah                                            212-449-3659                     edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                                           212-449-0752                     matthew_whalen@ml.com
Paul Park                                             212-449-6380                     paul_park@ml.com
Tom Saywell                                           212-449-2122                     tom_saywell@ml.com
Alan Chan                                             212-449-8140                     alan_chan@ml.com
Fred Hubert                                           212-449-5071                     fred_hubert@ml.com
Alice Chu                                             212-449-1701                     alice_chu@ml.com
Sonia Lee                                             212-449-5067                     sonia_lee@ml.com
Calvin Look                                           212-449-5029                     calvin_look@ml.com

MOODY'S
-------
Wen Zhang                                             212-553-7710                     wen_zhang@moodys.com

STANDARD & POOR'S
-----------------
George Kimmel                                         212-438-1575                     george_kimmel@sandp.com

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

TITLE OF CERTIFICATES     Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                          Asset-Backed Certificates Series 2004-WMC5, consisting of:
                          Class A-1A Certificates (the "Class A-1
                          Certificates"),
                          Class A-2A Certificates, Class A-2B1, Class A-2B2, and
                          Class A-2B3 Certificates (collectively, the "Class
                          A-2B Certificates" , together with the Class A-2A
                          Certificates, the "Class A-2 Certificates", and together with the Class A-1 and Class A-2A
                          Certificates, the "Class A Certificates"), Class M-1,
                          Class M-2, Class M-3, Class M-4, Class M-5 and Class
                          M-6 Certificates (collectively, the "Class M
                          Certificates"), and
                          Class B-1, Class B-2, Class B-3, Class B-4 and Class
                          B-5 Certificates (collectively, the "Class B
                          Certificates")
                          The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                          Certificates are collectively known as the "Subordinate Certificates".

LEAD MANAGER              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                Countrywide Securities Corporation

DEPOSITOR                 Merrill Lynch Mortgage Investors, Inc.

SELLER                    Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                WMC Mortgage Corp.

SERVICER                  HomEq Servicing Corporation

TRUSTEE                   Wells Fargo Bank, N.A.

CUT-OFF DATE              October 1, 2004

PRICING DATE              On or about October [22], 2004

CLOSING DATE              On or about October [29], 2004

DISTRIBUTION DATES        Distribution of principal and interest on the
                          Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2004.

ERISA CONSIDERATIONS      The Offered Certificates will be ERISA eligible as of
                          the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                          Plan's acquisition and ownership of such Offered
                          Certificates.

LEGAL INVESTMENT          The Offered Certificates will not constitute "mortgage
                          -related securities" for the purposes of SMMEA.

TAX STATUS                For federal income tax purposes, the Trust Fund will
                          include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                          ("REMIC").

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

OPTIONAL TERMINATION      The Trustee will be required to effect an auction of
                          the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.
                          The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS            Fixed rate and adjustable rate, first and second lien,
                          sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $2,328,550,139 originated by WMC.

                          The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE           Approximately [$2,285,466,000]

ADMINISTRATIVE FEES       The Servicer will be paid fees aggregating 52 bps per
                          annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS       1. Excess interest
                          2. Over-Collateralization
                          3. Subordination

EXCESS INTEREST           Excess interest cashflow will be available as credit
                          enhancement.

OVER-COLLATERALIZATION    The over-collateralization ("O/C") amount is equal to
                          the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately
                          [1.85]% of the aggregate principal balance of the Mortgage Loans. To the extent that over-collateralization amount is reduced below the over-collateralization target amount (i.e., [1.85]% of the aggregate principal balance of the Mortgage
                          Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                          Initial: Approximately [1.85]% of original balance
                          Target: [1.85]% of original balance before stepdown,
                                  [3.70]% of current balance after stepdown
                          Floor:  0.50% of original balance

                          (PRELIMINARY AND SUBJECT TO REVISION)

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

SUBORDINATION (1):                   CLASSES                        RATING (M/S)                       SUBORDINATION
                                     -------                        ------------                       -------------
                                     Class A                          Aaa/AAA                             18.50%
                                    Class M-1                        Aa1/[AA+]                            15.60%
                                    Class M-2                        Aa2/[AA+]                            12.95%
                                    Class M-3                        Aa3/[AA]                             11.25%
                                    Class M-4                         A1/[AA]                              9.75%
                                    Class M-5                         A2/[AA]                              8.35%
                                    Class M-6                         A3/[AA]                              7.00%
                                    Class B-1                        Baa1/[AA-]                            5.85%
                                    Class B-2                        Baa2/[A+]                             4.85%
                                    Class B-3                        Baa3/[A-]                             3.85%
                                    Class B-4                        NR/[BBB+]                             2.85%
                                    Class B-5                         NR/[BBB]                             1.85%

CLASS SIZES:                         CLASSES                        RATING (M/S)                       CLASS SIZES
                                     -------                        ------------                       -----------
                                     Class A                          Aaa/AAA                             81.50%
                                    Class M-1                        Aa1/[AA+]                             2.90%
                                    Class M-2                        Aa2/[AA+]                             2.65%
                                    Class M-3                        Aa3/[AA]                              1.70%
                                    Class M-4                         A1/[AA]                              1.50%
                                    Class M-5                         A2/[AA]                              1.40%
                                    Class M-6                         A3/[AA]                              1.35%
                                    Class B-1                        Baa1/[AA-]                            1.15%
                                    Class B-2                        Baa2/[A+]                             1.00%
                                    Class B-3                        Baa3/[A-]                             1.00%
                                    Class B-4                        NR/[BBB+]                             1.00%
                                    Class B-5                         NR/[BBB]                             1.00%

INTEREST ACCRUAL          For the Offered Certificates, interest will initially
                          accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current
                          Distribution Date.

COUPON STEP UP            If the 10% optional termination does not occur on the
                          first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP       The pass-through rates of the Offered Certificates on
                          each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                          Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1) The subordination includes the initial over-collateralization level of approximately 1.85%.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

CAP CONTRACT              The trust fund will own a one-month LIBOR cap contract
                          purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap equal to [9.680%] per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 40. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized
                          Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

MAXIMUM RATE CAP          The pass-through rates of the Offered Certificates
                          will also be subject to the "Maximum Rate Cap". For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage
                          Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate state principal balance of the Mortgage
                          Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL                 If on any Distribution Date the pass-through rate is
REIMBURSEMENT             limited by the Available Funds Cap, the amount of
                          such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) [9.680]% per annum (which is the rate shown under the heading, "1ML
                          Strike, Upper Collar" in the table entitled "One Month
                          LIBOR Cap Table" shown on page 40), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                          Date until paid (herein referred to as "Carryover").
                          Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

CASHFLOW PRIORITY       1.    Administrative Fees.

                        2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.

                        3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                        5. Excess interest to pay subordinate principal shortfalls.

                        6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                        7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                        Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]              COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2004-WMC5

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed to the Class A-1A Certificates until the Certificate principal balance thereof has been reduced to zero.

      Principal distributions allocated to the Class A-2 Certificates will be distributed pro rata between the Class A-2A and Class A-2B Certificates.

      Principal distributions allocated to the Class A-2B Certificates will be distributed to the Class A-2B1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B2 Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2B3 Certificates until the Certificate principal balance thereof has been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2004-WMC5

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 and twelfth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                               37.00%*
CLASS M-1                             31.20%*
CLASS M-2                             25.90%*
CLASS M-3                             22.50%*
CLASS M-4                             19.50%*
CLASS M-5                             16.70%*
CLASS M-6                             14.00%*
CLASS B-1                             11.70%*
CLASS B-2                              9.70%*
CLASS B-3                              7.70%*
CLASS B-4                              5.70%*
CLASS B-5                              3.70%*
*includes overcollateralization

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Required Percentage
CLASS PRINCIPAL   (i.e., the sum of the outstanding principal balance of the
DISTRIBUTION      subordinate Certificates and the O/C amount divided by the
DATE              aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including
                  O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.
                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                  [37.00%]
                  or
                  ([16.65%]+[1.85%])*2

TRIGGER EVENT     The situation that exists with respect to any Distribution
                  Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                  (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [41] % and (ii) the Required
                  Percentage or (b) the quotient (expressed as a percentage)of
                  (1) the aggregate Realized Losses incurred from the Cut-off
                  Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                  Loss Percentage shown below.

                  DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                  ---------------------------     ------------------------
                  November 2007 - October 2008    [3.00]% with respect to
                                                  November 2007, plus an
                                                  additional 1/12th of [1.50]%
                                                  for each month thereafter
                  November 2008 - October 2009    [4.50]% with respect to
                                                  November 2008, plus an
                                                  additional 1/12th of [1.50]%
                                                  for each month thereafter
                  November 2009 - October 2010    [6.00]% with respect to
                                                  November 2009, plus an
                                                  additional 1/12th of [0.50]%
                                                  for each month thereafter
                  November 2010 and thereafter    [6.50]%

PROSPECTUS        The Offered Certificates will be offered pursuant to a
                  Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                  Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN     The following tables describe the mortgage loans and the
TABLES            related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5
                        TOTAL  COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance    $2,328,550,139
Aggregate Original Principal Balance       $2,336,856,577
Number of Mortgage Loans                           12,893

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------    -------   -----------
Original Principal Balance      $13,000     $900,000   $181,250
Outstanding Principal Balance   $12,981     $895,772   $180,606

                                MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                -------    -------   --------------------
Original Term (mos)                 120         360         343
Stated remaining Term (mos)         116         357         339
Loan Age (mos)                        3          14           4
Current Interest Rate             3.990%     13.875%      6.718%
Initial Interest Rate Cap(4)      1.000%      6.500%      2.066%
Periodic Rate Cap(4)              0.500%      3.000%      1.001%
Gross Margin(4)                   1.159%      9.500%      5.918%
Maximum Mortgage Rate(4)          9.625%     17.750%     12.875%
Minimum Mortgage Rate(4)          3.990%     10.990%      6.376%
Months to Roll(4)                     2          58          23
Original Loan-to-Value             8.72%     100.00%      81.88%
Credit Score(3)                     500         814         647

                                 EARLIEST   LATEST
                                 --------   -------
Maturity Date                    06/01/14   07/01/34

LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
1st Lien                              92.08%
2nd Lien                               7.92%

OCCUPANCY                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Primary                               94.37%
Second Home                            1.79%
Investment                             3.84%

LOAN TYPE                   PERCENT OF MORTGAGE POOL
---------                   ------------------------
Fixed Rate                           29.79%
ARM                                  70.21%

AMORTIZATION TYPE              PERCENT OF MORTGAGE POOL
-----------------              ------------------------
Fully Amortizing                       76.77%
Interest Only                          15.43%
Balloon                                 7.80%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
2003                                 0.15%
2004                                99.85%

LOAN PURPOSE                PERCENT OF MORTGAGE POOL
------------                ------------------------
Purchase                             44.03%
Refinance - Rate/Term                16.34%
Refinance - Cashout                  39.63%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                        70.92%
Townhouse                             0.06%
Condominium                           8.83%
Two- to Four-Family                   6.04%
Manufactured Housing                  0.67%
Planned Unit Development             13.48%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5
                        TOTAL  COLLATERAL SUMMARY

MORTGAGE RATES

                         NUMBER       AGGREGATE                               WEIGHTED     AVERAGE       WEIGHTED    PERCENT
                           OF         PRINCIPAL        PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL       AVERAGE     FULL OR
RANGE OF                 MORTGAGE      BALANCE         MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL   ALTERNATIVE
MORTGAGE RATES            LOANS       OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING       LTV        DOC
--------------           --------   -------------      ----------   --------  --------   -----------    --------   -----------
5.500% or less           1,245      $  356,771,747       15.32%      5.180%     683        $286,564       78.12%      72.78%
5.501% to 6.000%         1,894         486,593,364       20.90       5.857      662         256,913       78.44       61.03
6.001% to 6.500%         2,045         477,026,205       20.49       6.329      648         233,265       79.87       54.86
6.501% to 7.000%         1,907         398,291,288       17.10       6.822      632         208,858       82.36       51.69
7.001% to 7.500%           992         186,891,569        8.03       7.316      616         188,399       82.52       50.55
7.501% to 8.000%           891         144,481,880        6.20       7.803      600         162,157       83.64       56.47
8.001% to 8.500%           578          66,943,999        2.87       8.318      611         115,820       86.85       68.93
8.501% to 9.000%           534          45,724,138        1.96       8.816      624          85,626       91.02       68.95
9.001% to 9.500%           357          25,181,687        1.08       9.375      638          70,537       94.73       74.47
9.501% to 10.000%          532          37,107,710        1.59       9.876      659          69,751       97.32       50.73
10.001% to 10.500%         372          22,357,157        0.96      10.412      649          60,100       98.32       45.03
10.501% to 11.000%         851          53,736,018        2.31      10.859      650          63,145       98.97       35.66
11.001% to 11.500%         128           4,490,350        0.19      11.314      644          35,081       99.51       42.90
11.501% to 12.000%         182           7,774,748        0.33      11.950      638          42,718       98.75       48.50
12.001% to 12.500%         104           4,835,579        0.21      12.354      666          46,496       99.61       24.33
12.501% to 13.000%         275          10,121,499        0.43      12.857      634          36,805       99.73       44.20
13.001% to 13.500%           4             110,095        0.00      13.154      632          27,524      100.00       58.46
13.501% to 14.000%           2             111,106        0.00      13.795      678          55,553      100.00        0.00
                        ------      --------------      ------       -----      ---        --------       -----       -----
TOTAL:                  12,893      $2,328,550,139      100.00%      6.718%     647        $180,606       81.88%      58.24%
                        ------      --------------      ------       -----      ---        --------       -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.718% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER         AGGREGATE                               WEIGHTED     AVERAGE       WEIGHTED    PERCENT
                               OF           PRINCIPAL        PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE    FULL OR
RANGE OF                     MORTGAGE        BALANCE          MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)      LOANS        OUTSTANDING         POOL        COUPON     SCORE    OUTSTANDING       LTV         DOC
------------------------     --------      -----------       ----------   -------    -------   -----------     --------  -----------
109 to 120                        1       $       63,444      0.00%        6.500%      663       $ 63,444        35.14%      0.00%
157 to 168                        3               93,194      0.00        11.400       675         31,065       100.00       0.00
169 to 180                    3,419          215,214,580      9.24         9.761       664         62,947        94.90      51.33
229 to 240                       30            4,296,080      0.18         6.470       639        143,203        77.23      78.54
337 to 348                        6              866,673      0.04         7.423       621        144,445        81.40      27.64
349 to 360                    9,434        2,108,016,169     90.53         6.408       645        223,449        80.56      58.92
                             ------       --------------    ------         -----       ---       --------        -----      -----
TOTAL:                       12,893       $2,328,550,139    100.00%        6.718%      647       $180,606        81.88%     58.24%
                             ------       --------------    ------         -----       ---       --------        -----      -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 339 months.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5
                        TOTAL  COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPLE BALANCES

                            NUMBER       AGGREGATE                               WEIGHTED     AVERAGE       WEIGHTED    PERCENT
                              OF         PRINCIPAL        PERCENT OF  WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE          MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES     LOANS       OUTSTANDING         POOL       COUPON     SCORE       OUTSTANDING      LTV        DOC
--------------------------  --------    -----------       ---------   --------   -------      -----------   --------   -----------
$50,000 or less              1,783       $   60,203,359      2.59%      10.375%     652       $ 33,765        96.63%       58.57%
$50,001 to $100,000          2,607          194,754,627      8.36        8.518      641         74,704        87.98        61.28
$100,001 to $150,000         2,262          282,464,645     12.13        7.217      635        124,874        82.66        65.40
$150,001 to $200,000         1,744          305,558,416     13.12        6.661      637        175,206        80.22        61.63
$200,001 to $250,000         1,290          289,218,619     12.42        6.417      640        224,200        79.93        58.67
$250,001 to $300,000         1,035          284,052,464     12.20        6.308      647        274,447        80.43        55.88
$300,001 to $350,000           688          223,001,193      9.58        6.298      647        324,130        81.50        54.20
$350,001 to $400,000           501          187,376,564      8.05        6.226      655        374,005        80.96        52.25
$400,001 to $450,000           301          127,773,957      5.49        6.306      658        424,498        82.49        58.54
$450,001 to $500,000           271          129,282,026      5.55        6.146      658        477,055        80.28        52.30
$500,001 to $550,000           149           78,288,442      3.36        5.987      664        525,426        79.56        53.24
$550,001 to $600,000           122           70,182,223      3.01        5.972      657        575,264        81.35        60.80
$600,001 to $650,000            51           32,111,066      1.38        6.070      667        629,629        80.40        50.93
$650,001 to $700,000            40           27,053,478      1.16        6.078      662        676,337        79.34        62.54
$700,001 to $750,000            28           20,374,795      0.87        5.944      686        727,671        80.04        49.34
$750,001 to $800,000            14           10,847,310      0.47        5.841      658        774,808        81.16        63.91
$800,001 to $850,000             4            3,350,134      0.14        6.346      663        837,534        73.98        49.77
$850,001 to $900,000             3            2,656,821      0.11        5.704      694        885,607        76.40       100.00
                            ------       --------------    ------        -----      ---       --------        -----        -----
TOTAL:                      12,893       $2,328,550,139    100.00%       6.718%     647       $180,606        81.88%       58.24%
                            ------       --------------    ------        -----      ---       --------        -----        -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $180,606.

PRODUCT TYPES

                         NUMBER       AGGREGATE                               WEIGHTED     AVERAGE       WEIGHTED    PERCENT
                           OF         PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE      BALANCE         MORTGAGE    AVERAGE    CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
PRODUCT TYPES             LOANS       OUTSTANDING       POOL       COUPON     SCORE       OUTSTANDING      LTV         DOC
-------------            --------     -----------   -----------   --------   -------     ------------  ---------   -----------
10 Year Fixed Loans            1    $       63,444       0.00%       6.500%    663         $ 63,444        35.14%        0.00%
15 Year Fixed Loans          310        33,683,877       1.45        6.783     651          108,658        71.25        57.73
20 Year Fixed Loans           30         4,296,080       0.18        6.470     639          143,203        77.23        78.54
30 Year Fixed Loans        2,331       474,049,160      20.36        6.519     656          203,367        77.52        65.93
6 Month LIBOR Loans           11         2,746,543       0.12        6.861     660          249,686        85.44        19.60
2/28 LIBOR Loans           6,232     1,418,102,360      60.90        6.413     640          227,552        81.64        55.80
3/27 LIBOR Loans             410        86,390,839       3.71        6.373     630          210,709        81.30        60.65
5/25 LIBOR Loans             457       127,691,849       5.48        5.953     670          279,413        79.35        67.11
Balloon Loans              3,111       181,525,989       7.80       10.317     666           58,350        99.29        50.09
                          ------    --------------     ------        -----     ---         --------        -----        -----
TOTAL:                    12,893    $2,328,550,139     100.00%       6.718%    647         $180,606        81.88%       58.24%
                          ------    --------------     ------        -----     ---         --------        -----        -----

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5
                        TOTAL  COLLATERAL SUMMARY

ADJUSTMENT TYPE

                      NUMBER        AGGREGATE                                WEIGHTED       AVERAGE     WEIGHTED      PERCENT
                        OF          PRINCIPAL         PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE      FULL OR
                     MORTGAGE        BALANCE           MORTGAGE    AVERAGE    CREDIT        BALANCE      ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE       LOANS        OUTSTANDING           POOL       COUPON    SCORE       OUTSTANDING      LTV          DOC
---------------      --------      -----------        ----------   --------  --------     ----------    ---------   -----------
ARM                   7,110       $1,634,931,590        70.21%       6.376%     642       $229,948        81.45%       56.88%
Fixed Rate            5,783          693,618,549        29.79        7.526      658        119,941        82.90        61.46
                     ------       --------------       ------        -----      ---       --------        -----        -----
TOTAL:               12,893       $2,328,550,139       100.00%       6.718%     647       $180,606        81.88%       58.24%
                     ------       --------------       ------        -----      ---       --------        -----        -----

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5
                      TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER      AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                                OF        PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                             MORTGAGE      BALANCE       MORTGAGE   AVERAGE      CREDIT       BALANCE       ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION        LOANS     OUTSTANDING       POOL      COUPON       SCORE     OUTSTANDING        LTV       DOC
-----------------------      --------  --------------   ----------  --------    --------  --------------    --------  -----------
Arizona                         426    $   50,057,873      2.15%     6.998%        638     $   117,507        84.07%     62.92%
Arkansas                         11           741,893      0.03      7.698         621          67,445        81.52      67.90
California                    6,134     1,395,715,225     59.94      6.499         654         227,538        81.06      55.55
Colorado                        208        29,400,495      1.26      6.815         640         141,349        83.67      63.04
Connecticut                     134        25,337,742      1.09      6.616         629         189,088        79.80      57.86
Delaware                         14         2,080,103      0.09      7.322         641         148,579        86.42      78.84
District of Columbia             28         4,584,566      0.20      7.113         642         163,735        75.68      41.15
Florida                         650        83,962,256      3.61      7.151         629         129,173        83.28      63.80
Georgia                         171        17,881,334      0.77      7.475         654         104,569        85.24      57.79
Idaho                            68         7,430,483      0.32      7.105         632         109,272        86.96      79.27
Illinois                        459        66,160,701      2.84      7.032         641         144,141        84.68      60.02
Indiana                          63         6,374,521      0.27      7.145         615         101,183        86.43      87.19
Iowa                              7           599,973      0.03      8.123         624          85,710        87.13      52.84
Kansas                           30         2,493,342      0.11      7.701         643          83,111        85.82      66.70
Kentucky                         33         2,571,683      0.11      8.045         591          77,930        83.82      81.75
Louisiana                       263        22,765,413      0.98      7.505         624          86,561        84.70      70.19
Maine                            12         1,119,727      0.05      6.662         616          93,311        79.69     100.00
Maryland                        476        78,911,126      3.39      6.980         632         165,780        84.27      69.54
Massachusetts                   133        25,580,272      1.10      6.776         642         192,333        81.18      55.79
Michigan                        152        15,450,910      0.66      7.845         618         101,651        84.66      73.62
Minnesota                        37         8,006,752      0.34      6.658         622         216,399        83.69      63.37
Mississippi                      30         2,410,901      0.10      8.123         600          80,363        85.81      71.72
Missouri                         59         5,285,871      0.23      7.362         647          89,591        83.73      61.90
Montana                          70         7,797,209      0.33      7.246         629         111,389        82.76      57.08
Nevada                          271        45,609,567      1.96      6.996         654         168,301        83.19      54.25
New Hampshire                    27         3,620,281      0.16      6.607         630         134,084        80.44      65.69
New Jersey                      127        25,982,438      1.12      6.878         626         204,586        82.06      60.49
New Mexico                       18         3,318,520      0.14      7.553         634         184,362        86.58      68.89
New York                        427       104,132,454      4.47      6.692         637         243,870        79.83      53.32
North Carolina                  117        12,106,663      0.52      7.728         612         103,476        86.26      76.62
North Dakota                      1           238,397      0.01      6.900         723         238,397       100.00     100.00
Ohio                            110        12,152,046      0.52      7.235         612         110,473        87.62      84.26
Oklahoma                         49         4,150,241      0.18      7.611         618          84,699        86.07      71.25
Oregon                           79         9,983,577      0.43      6.852         629         126,374        83.08      62.21
Pennsylvania                    239        28,318,930      1.22      7.163         617         118,489        84.21      72.44
Rhode Island                     55         8,079,016      0.35      6.806         632         146,891        79.22      77.00
South Carolina                   40         3,402,610      0.15      7.969         629          85,065        84.50      61.21
South Dakota                      1           107,637      0.00      5.500         628         107,637        52.68     100.00
Tennessee                       108        10,471,857      0.45      7.492         625          96,962        88.50      81.02
Texas                           764        81,091,262      3.48      7.271         634         106,140        82.35      55.75
Utah                             37         3,535,598      0.15      6.726         641          95,557        83.42      55.34
Vermont                           7         1,194,550      0.05      7.200         611         170,650        68.91      52.92
Virginia                        476        73,999,743      3.18      7.082         647         155,462        83.18      55.48
Washington                      186        25,378,416      1.09      6.579         657         136,443        82.37      72.26
West Virginia                     7           305,821      0.01      7.757         658          43,689        86.44      80.42
Wisconsin                        74         7,934,162      0.34      6.998         659         107,218        84.33      71.40
Wyoming                           5           715,983      0.03      6.926         618         143,197        91.60     100.00
                             ------    --------------    ------      -----         ---     -----------       ------     ------
TOTAL:                       12,893    $2,328,550,139    100.00%     6.718%        647     $   180,606        81.88%     58.24%
                             ------    --------------    ------      -----         ---     -----------       ------     ------

(1) No more than approximately 0.49% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5
                      TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS


                             NUMBER      AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED   PERCENT
                               OF        PRINCIPAL        PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    FULL OR
 RANGE OF ORIGINAL          MORTGAGE      BALANCE          MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING          POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
--------------------        --------   --------------     ----------  --------   --------   -----------   --------  -----------
50.00% or less                  244    $   37,559,622         1.61%     6.192%      645      $  153,933     41.12%     54.72%
50.01% to  55.00%               116        21,816,229         0.94      6.204       643         188,071     53.05      50.95
55.01% to  60.00%               162        31,506,534         1.35      6.274       642         194,485     58.16      56.96
60.01% to  65.00%               241        49,437,022         2.12      6.302       630         205,133     62.93      54.16
65.01% to  70.00%               486       105,345,651         4.52      6.341       627         216,761     68.50      54.45
70.01% to  75.00%               659       161,170,882         6.92      6.381       630         244,569     73.84      46.36
75.01% to  80.00%             4,512     1,020,663,183        43.83      6.200       659         226,211     79.73      53.74
80.01% to  85.00%             1,033       218,835,039         9.40      6.666       621         211,844     84.27      67.24
85.01% to  90.00%             1,317       292,866,117        12.58      6.698       635         222,374     89.49      68.73
90.01% to  95.00%             1,026       193,731,146         8.32      7.157       639         188,822     94.66      73.88
95.01% to 100.00%             3,097       195,618,713         8.40      9.896       667          63,164     99.86      55.02
                             ------    --------------       ------      -----       ---      ----------     -----      -----
TOTAL:                       12,893    $2,328,550,139       100.00%     6.718%      647      $  180,606     81.88%     58.24%
                             ------    --------------       ------      -----       ---      ----------     -----      -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.72% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.92% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.29%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                            OF        PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    FULL OR
                         MORTGAGE      BALANCE         MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
LOAN PURPOSE               LOANS     OUTSTANDING         POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC
---------------------    --------  --------------     ----------   --------  --------   -----------    --------  -----------
Purchase                   6,415   $1,025,276,132        44.03%     6.898%      666      $ 159,825       84.18%     50.70%
Refinance - Cashout        4,541      922,745,741        39.63      6.599       631        203,203       80.36      63.48
Refinance - Rate Term      1,937      380,528,267        16.34      6.524       634        196,452       79.37      65.86
                          ------   --------------       ------      -----       ---      ---------       -----      -----
TOTAL:                    12,893   $2,328,550,139       100.00%     6.718%      647      $ 180,606       81.88%     58.24%
                          ------   --------------       ------      -----       ---      ---------       -----      -----

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5
                      TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                             NUMBER       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                               OF         PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                            MORTGAGE       BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
     PROPERTY TYPE           LOANS       OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING      LTV        DOC
------------------------    --------   --------------   ----------  --------   --------  -----------   --------  -----------
Single Family                 9,270    $1,651,349,045     70.92%     6.728%       643    $  178,139      81.77%     58.42%
Townhouse                         3         1,498,296      0.06      5.809        687       499,432      81.23      46.72
Condominium                   1,243       205,671,845      8.83      6.602        658       165,464      82.97      55.52
Two-to Four-Family              586       140,657,723      6.04      6.775        667       240,030      79.87      49.44
Manufactured Housing            136        15,531,945      0.67      6.633        642       114,205      76.26      66.72
Planned Unit Development      1,655       313,841,285     13.48      6.725        650       189,632      82.96      62.65
                             ------    --------------    ------      -----        ---    ----------      -----      -----
TOTAL:                       12,893    $2,328,550,139    100.00%     6.718%       647    $  180,606      81.88%     58.24%
                             ------    --------------    ------      -----        ---    ----------      -----      -----

DOCUMENTATION

                              NUMBER       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED   PERCENT
                                OF         PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                             MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
    DOCUMENTATION             LOANS       OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV         DOC
----------------------       --------   --------------   ----------  --------   --------   -----------   --------  -----------
Full Documentation             7,201    $1,228,208,870     52.75%     6.600%       638      $  170,561    82.54%     100.00%
Streamlined Documentation      2,393       361,785,102     15.54      7.354        679         151,185    84.03        0.00
Stated Documentation           1,476       334,022,270     14.34      6.552        645         226,302    75.43        0.00
Limited Documentation            897       196,126,154      8.42      6.634        645         218,647    83.56        0.00
Full/Alt Documentation           527       127,968,166      5.50      6.543        646         242,824    83.15      100.00
Lite Documentation               399        80,439,577      3.45      6.851        651         201,603    82.89        0.00
                              ------    --------------    ------      -----        ---      ----------    -----      ------
TOTAL:                        12,893    $2,328,550,139    100.00%     6.718%       647      $  180,606    81.88%      58.24%
                              ------    --------------    ------      -----        ---      ----------    -----      ------

OCCUPANCY

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                            NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                            MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
 OCCUPANCY                    LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV          DOC
-----------                 ---------  --------------   ----------   --------   --------  -----------   --------   -----------
Primary                      12,094    $2,197,445,552      94.37%     6.712%       645     $ 181,697     81.91%       58.45%
Investment                      530        89,363,009       3.84      6.847        670       168,609     80.54        58.29
Second Home                     269        41,741,578       1.79      6.780        684       155,173     83.42        46.97
                             ------    --------------     ------      -----        ---     ---------     -----        -----
TOTAL:                       12,893    $2,328,550,139     100.00%     6.718%       647     $ 180,606     81.88%       58.24%
                             ------    --------------     ------      -----        ---     ---------     -----        -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     TOTAL  COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                     NUMBER               AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                       OF                 PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL       AVERAGE     FULL OR
MORTGAGE LOANS AGE  MORTGAGE               BALANCE         MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
(MONTHS)              LOANS              OUTSTANDING         POOL       COUPON     SCORE     OUTSTANDING       LTV        DOC
------------------  --------            --------------    ----------   --------   --------   -----------    --------  -----------
3                     3,799             $  699,551,910       30.04%      6.751%     650        $184,141       81.67%     59.87%
4                     4,490                829,291,576       35.61       6.607      650         184,697       81.22      58.86
5                     2,833                505,846,360       21.72       6.720      642         178,555       82.65      56.71
6                     1,466                245,155,503       10.53       6.931      637         167,227       83.22      56.13
7                       260                 42,395,356        1.82       6.947      633         163,059       81.64      49.93
8                        14                  2,786,711        0.12       7.761      610         199,051       79.83      64.46
9                        10                  1,652,319        0.07       7.902      661         165,232       82.80      51.92
10                        5                    404,693        0.02       7.774      649          80,939       74.42     100.00
11                        7                    505,845        0.02       8.375      626          72,264       84.33      54.39
12                        2                    162,529        0.01       7.816      625          81,265       76.84       0.00
13                        6                    766,703        0.03       7.635      626         127,784       83.89      31.24
14                        1                     30,634        0.00      12.125      633          30,634      100.00       0.00
                     ------             --------------      ------      ------      ---        --------      ------     ------
TOTAL:               12,893             $2,328,550,139      100.00%      6.718%     647        $180,606       81.88%     58.24%
                     ------             --------------      ------      ------      ---        --------      ------     ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER       AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED         PERCENT
                         OF         PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL       AVERAGE         FULL OR
ORIGINAL PREPAYMENT   MORTGAGE       BALANCE         MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL       ALTERNATIVE
PENALTY TERM           LOANS       OUTSTANDING        POOL        COUPON     SCORE    OUTSTANDING        LTV             DOC
-------------------   --------   --------------     ----------   --------   --------  -----------     --------       -----------
None                   3,073     $  463,658,627      19.91%       7.190%      642       $150,881        83.81%          57.55%
12 Months                493        119,314,800       5.12        6.669       646        242,018        80.21           52.68
24 Months              5,867      1,174,323,203      50.43        6.528       643        200,157        82.38           56.41
36 Months              3,459        570,676,404      24.51        6.738       658        164,983        79.64           63.69
60 Months                  1            577,106       0.02        7.000       610        577,106        80.00          100.00
                      ------     --------------     ------        -----       ---       --------        -----          ------
TOTAL:                12,893     $2,328,550,139     100.00%       6.718%      647       $180,606        81.88%          58.24%
                      ------     --------------     ------        -----       ---       --------        -----          ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                          NUMBER      AGGREGATE                            WEIGHTED    AVERAGE          WEIGHTED         PERCENT
                            OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL         AVERAGE          FULL OR
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE          ORIGINAL       ALTERNATIVE
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING           LTV             DOC
----------------------   --------  --------------   ----------   --------  --------  -----------        --------       -----------
Not Available                 6    $    1,378,460      0.06%      6.361%       NA      $229,743           75.71%          57.46%
500 to 500                   11         1,693,520      0.07       7.606       500       153,956           72.91           65.02
501 to 525                  342        56,700,533      2.44       7.765       514       165,791           76.64           80.31
526 to 550                  442        77,639,164      3.33       7.466       539       175,654           77.69           74.96
551 to 575                  758       137,609,320      5.91       7.092       563       181,543           81.59           74.55
576 to 600                1,354       222,157,965      9.54       7.076       589       164,075           81.14           72.85
601 to 625                1,907       334,290,589     14.36       6.791       614       175,297           82.25           67.51
626 to 650                2,468       436,925,805     18.76       6.734       638       177,036           82.58           50.47
651 to 675                2,026       368,340,668     15.82       6.614       663       181,807           82.87           50.86
676 to 700                1,445       269,106,289     11.56       6.560       687       186,233           83.33           47.23
701 to 725                  891       177,935,168      7.64       6.309       712       199,703           82.61           51.89
726 to 750                  588       110,033,083      4.73       6.273       738       187,131           81.83           52.60
751 to 775                  451        89,790,566      3.86       6.195       762       199,092           79.80           51.97
776 to 800                  182        39,499,949      1.70       6.056       785       217,033           75.97           64.21
801 to 814                   22         5,449,060      0.23       5.980       806       247,685           75.86           59.83
                         ------    --------------    ------       -----       ---      --------           -----           -----
TOTAL:                   12,893    $2,328,550,139    100.00%      6.718%      647      $180,606           81.88%          58.24%
                         ------    --------------    ------       -----       ---      --------           -----           -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.

CREDIT GRADE

                NUMBER      AGGREGATE                                 WEIGHTED       AVERAGE           WEIGHTED         PERCENT
                  OF        PRINCIPAL      PERCENT OF   WEIGHTED      AVERAGE       PRINCIPAL           AVERAGE         FULL OR
               MORTGAGE      BALANCE        MORTGAGE    AVERAGE       CREDIT         BALANCE           ORIGINAL       ALTERNATIVE
CREDIT GRADE     LOANS     OUTSTANDING        POOL       COUPON        SCORE       OUTSTANDING           LTV              DOC
------------   --------  --------------    ----------   --------      --------     -----------         --------       -----------
AA               6,412   $1,199,627,414      51.52%      6.488%         690          $187,091           82.57%           50.66%
A                3,343      593,748,124      25.50       6.757          627           177,609           82.14            59.35
A-               1,251      199,327,424       8.56       7.090          596           159,334           81.51            71.70
B+                 921      172,828,485       7.42       7.022          571           187,653           81.59            73.93
B                  901      152,312,754       6.54       7.467          541           169,049           76.95            76.60
B-                   1           73,640       0.00       9.500          662            73,640          100.00           100.00
C                   64       10,632,298       0.46       7.916          551           166,130           71.51            80.85
                ------   --------------     ------       -----          ---          --------           -----            -----
TOTAL:          12,893   $2,328,550,139     100.00%      6.718%         647          $180,606           81.88%           58.24%
                ------   --------------     ------       -----          ---          --------           -----            -----

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     TOTAL COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER       AGGREGATE                               WEIGHTED      AVERAGE           WEIGHTED        PERCENT
                      OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE       PRINCIPAL          AVERAGE        FULL OR
RANGE OF            MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE          ORIGINAL      ALTERNATIVE
GROSS MARGINS        LOANS       OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING          LTV             DOC
----------------    --------   --------------    ----------    --------   --------     -----------        --------      -----------
1.001% to 1.500%         2     $      265,394        0.02%      8.433%       533        $132,697           85.00%           0.00%
3.001% to 3.500%         4          1,071,096        0.07       5.031        675         267,774           79.56           62.12
3.501% to 4.000%        25          8,307,983        0.51       4.871        695         332,319           79.05           83.07
4.001% to 4.500%       108         31,820,646        1.95       5.136        681         294,636           76.32           67.58
4.501% to 5.000%       959        255,208,460       15.61       5.635        666         266,119           79.40           66.65
5.001% to 5.500%     1,161        295,682,429       18.09       5.868        658         254,679           79.63           64.07
5.501% to 6.000%     1,365        330,481,790       20.21       6.236        643         242,111           80.10           52.11
6.001% to 6.500%     1,477        339,454,713       20.76       6.615        635         229,827           82.00           46.72
6.501% to 7.000%       964        196,448,813       12.02       7.041        618         203,785           84.94           53.46
7.001% to 7.500%       520         90,756,360        5.55       7.398        616         174,531           86.02           58.55
7.501% to 8.000%       466         76,671,538        4.69       7.855        599         164,531           86.12           60.22
8.001% to 8.500%        41          5,540,347        0.34       8.506        577         135,130           87.24           78.17
8.501% to 9.000%        14          2,614,677        0.16       9.220        572         186,763           85.29           45.80
9.001% to 9.500%         4            607,344        0.04       8.638        538         151,836           87.18          100.00
                     -----     --------------      ------       -----        ---        --------           -----           -----
TOTAL:               7,110     $1,634,931,590      100.00%      6.376%       642        $229,948           81.45%          56.88%
                     -----     --------------      ------       -----        ---        --------           -----           -----

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.159% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.918% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER      AGGREGATE                              WEIGHTED       AVERAGE           WEIGHTED        PERCENT
                       OF         PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE       PRINCIPAL          AVERAGE         FULL OR
RANGE OF MAXIMUM     MORTGAGE      BALANCE        MORTGAGE    AVERAGE    CREDIT         BALANCE           ORIGINAL      ALTERNATIVE
MORTGAGE RATES        LOANS      OUTSTANDING       POOL        COUPON     SCORE       OUTSTANDING           LTV             DOC
------------------   --------  --------------    ----------   --------   --------     -----------         --------      -----------
11.500% or less         373    $  112,537,402       6.88%      4.840%      697          $301,709           78.93%          77.99%
11.501% to 12.000%      771       218,469,864      13.36       5.353       670           283,359           79.22           68.78
12.001% to 12.500%    1,337       352,929,179      21.59       5.859       656           263,971           80.40           56.81
12.501% to 13.000%    1,353       322,214,908      19.71       6.335       644           238,148           81.35           51.49
13.001% to 13.500%    1,337       290,386,394      17.76       6.824       628           217,193           82.87           48.72
13.501% to 14.000%      746       149,603,124       9.15       7.299       614           200,540           83.02           49.68
14.001% to 14.500%      671       117,949,815       7.21       7.798       596           175,782           83.95           54.61
14.501% to 15.000%      275        40,866,794       2.50       8.290       580           148,607           84.02           61.32
15.001% to 15.500%      152        18,610,998       1.14       8.769       573           122,441           86.50           59.23
15.501% to 16.000%       56         6,452,145       0.39       9.228       555           115,217           84.88           84.46
16.001% to 16.500%       29         3,168,832       0.19       9.702       540           109,270           84.65           78.16
16.501% to 17.000%        7         1,174,302       0.07       9.433       564           167,757           84.72           76.77
17.001% to 17.500%        2           238,897       0.01      10.870       519           119,449           73.34            0.00
17.501% to 18.000%        1           328,937       0.02       5.625       584           328,937           79.52          100.00
                      -----    --------------     ------       -----       ---          --------           -----           -----
TOTAL:                7,110    $1,634,931,590     100.00%      6.376%      642          $229,948           81.45%          56.88%
                      -----    --------------     ------       -----       ---          --------           -----           -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 17.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.875% per annum.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     TOTAL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER      AGGREGATE                               WEIGHTED       AVERAGE          WEIGHTED        PERCENT
                     OF        PRINCIPAL    PERCENT OF  WEIGHTED       AVERAGE       PRINCIPAL          AVERAGE         FULL OR
NEXT RATE         MORTGAGE      BALANCE      MORTGAGE    AVERAGE       CREDIT         BALANCE          ORIGINAL      ALTERNATIVE
ADJUSTMENT DATE    LOANS      OUTSTANDING      POOL      COUPON         SCORE       OUTSTANDING           LTV            DOC
---------------   --------  --------------  ----------  --------       --------     -----------        --------      -----------
December 2004          5    $    1,368,956     0.08%      7.201%         692          $273,791           85.31%           0.00%
January 2005           2           447,015     0.03       6.658          652           223,507           90.00           26.71
March 2005             3           779,583     0.05       6.645          626           259,861           88.70           34.36
April 2005             1           150,990     0.01       5.500          565           150,990           56.30          100.00
September 2005         4           704,143     0.04       7.332          620           176,036           82.45           34.02
October 2005           2           162,529     0.01       7.816          625            81,265           76.84            0.00
November 2005          5           444,782     0.03       7.825          625            88,956           82.17           55.81
December 2005          2           186,169     0.01       7.085          677            93,085           78.78          100.00
January 2006           4           412,771     0.03       7.211          651           103,193           84.64           61.53
February 2006          8         2,424,624     0.15       7.336          604           303,078           77.89           69.44
March 2006           121        24,844,308     1.52       6.800          621           205,325           80.23           48.76
April 2006           749       159,295,493     9.74       6.599          631           212,678           82.22           53.48
May 2006           1,423       323,450,029    19.78       6.404          635           227,301           82.07           55.54
June 2006          2,088       483,577,952    29.58       6.324          642           231,599           81.48           55.55
July 2006          1,823       422,079,675    25.82       6.420          646           231,530           81.38           57.51
August 2006            3           519,883     0.03       6.643          610           173,294           84.49           63.16
December 2006          2           203,341     0.01       8.062          628           101,670           68.52          100.00
January 2007           1           460,781     0.03       8.000          623           460,781           80.00          100.00
February 2007          1           120,936     0.01       7.625          663           120,936           80.00            0.00
March 2007            16         3,094,517     0.19       6.291          662           193,407           87.34           59.36
April 2007            40         7,352,378     0.45       6.541          624           183,809           79.46           44.60
May 2007              96        20,740,660     1.27       6.185          646           216,049           82.01           56.65
June 2007            147        29,933,541     1.83       6.279          626           203,630           81.05           62.81
July 2007            106        24,350,178     1.49       6.556          620           229,719           81.04           65.97
August 2007            1           134,507     0.01       6.490          644           134,507           61.09            0.00
March 2009             6         1,259,606     0.08       6.156          658           209,934           79.66           68.24
April 2009            38        10,770,716     0.66       6.287          649           283,440           83.84           66.76
May 2009              88        23,757,018     1.45       6.035          671           269,966           80.61           70.03
June 2009            173        47,363,049     2.90       5.783          670           273,775           80.04           69.16
July 2009            151        44,044,104     2.69       6.008          673           291,683           76.87           64.15
August 2009            1           497,354     0.03       5.500          749           497,354           73.93            0.00
                   -----    --------------   -------      -----          ---          --------           -----           -----
TOTAL:             7,110    $1,634,931,590   100.00%      6.376%         642          $229,948           81.45%          56.88%
                   -----    --------------   -------      -----          ---          --------           -----           -----

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                              $985,797,043
Aggregate Original Principal Balance                                                 $989,002,009
Number of Mortgage Loans                                                                    4,200

                                           MINIMUM              MAXIMUM             AVERAGE (1)
                                           -------              --------            -----------
Original Principal Balance                 $13,000              $900,000             $235,477
Outstanding Principal Balance              $12,981              $895,772             $234,714

                                       MINIMUM           MAXIMUM     WEIGHTED AVERAGE (2)
                                       -------           -------     --------------------
Original Term (mos)                       180               360               339
Stated remaining Term (mos)               169               357               335
Loan Age (mos)                              3                13                 4
Current Interest Rate                   3.990%           13.875%            6.696%
Initial Interest Rate Cap(4)            1.000%            6.500%            2.248%
Periodic Rate Cap(4)                    1.000%            3.000%            1.001%
Gross Margin(4)                         3.250%            9.500%            5.823%
Maximum Mortgage Rate(4)                9.625%           17.250%           12.737%
Minimum Mortgage Rate(4)                3.990%           10.750%            6.245%
Months to Roll(4)                           2                58                24
Original Loan-to-Value                  12.90%           100.00%            82.60%
Credit Score (3)                          500               814               652

                                                                EARLIEST              LATEST
                                                                --------             --------
Maturity Date                                                   11/01/18             07/01/34

LIEN POSITION           PERCENT OF MORTGAGE POOL
-------------           ------------------------
1st Lien                        89.28%
2nd Lien                        10.72%

OCCUPANCY              PERCENT OF MORTGAGE POOL
---------              ------------------------
Primary                        95.98%
Second Home                     1.68%
Investment                      2.34%

LOAN TYPE              PERCENT OF MORTGAGE POOL
---------              ------------------------
Fixed Rate                      29.76%
ARM                             70.24%

AMORTIZATION TYPE       PERCENT OF MORTGAGE POOL
-----------------       ------------------------
Fully Amortizing                66.59%
Interest Only                   22.83%
Balloon                         10.58%

YEAR OF ORIGINATION      PERCENT OF MORTGAGE POOL
-------------------      ------------------------
2003                             0.13%
2004                            99.87%

LOAN PURPOSE               PERCENT OF MORTGAGE POOL
------------               ------------------------
Purchase                            45.60%
Refinance - Rate/Term               15.54%
Refinance - Cashout                 38.86%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family                     73.98%
Townhouse                          0.15%
Condominium                        7.01%
Two- to Four-Family                3.50%
Manufactured Housing               0.37%
Planned Unit
Development                       14.99%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH  LOGO] COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5
                      GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                      NUMBER     AGGREGATE                          WEIGHTED       AVERAGE          WEIGHTED          PERCENT
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE       PRINCIPAL          AVERAGE          FULL OR
RANGE OF             MORTGAGE     BALANCE     MORTGAGE   AVERAGE     CREDIT        BALANCE          ORIGINAL        ALTERNATIVE
MORTGAGE RATES        LOANS     OUTSTANDING     POOL      COUPON     SCORE       OUTSTANDING           LTV              DOC
------------------   --------  ------------  ----------  --------   --------     -----------        --------        -----------
5.500% or less         478     $191,063,526     19.38%     5.180%     685          $399,714           79.23%           70.13%
5.501% to 6.000%       574      215,123,395     21.82      5.861      662           374,779           78.93            56.63
6.001% to 6.500%       589      194,883,964     19.77      6.325      651           330,873           80.51            54.14
6.501% to 7.000%       494      136,407,305     13.84      6.826      632           276,128           83.16            51.50
7.001% to 7.500%       293       65,107,253      6.60      7.309      618           222,209           82.22            47.12
7.501% to 8.000%       249       42,202,880      4.28      7.801      605           169,489           84.00            47.56
8.001% to 8.500%       243       27,804,658      2.82      8.314      627           114,422           87.62            65.91
8.501% to 9.000%       221       20,643,130      2.09      8.825      636            93,408           92.57            69.19
9.001% to 9.500%       154       13,988,213      1.42      9.389      647            90,833           95.02            69.23
9.501% to 10.000%      257       24,403,818      2.48      9.885      660            94,956           97.27            48.51
10.001% to 10.500%     143       12,849,541      1.30     10.404      647            89,857           97.38            44.69
10.501% to 11.000%     352       32,157,025      3.26     10.856      651            91,355           98.69            35.92
11.001% to 11.500%      13          938,220      0.10     11.385      671            72,171           98.42            35.49
11.501% to 12.000%      43        2,842,316      0.29     11.943      642            66,100           97.68            43.37
12.001% to 12.500%      36        2,503,982      0.25     12.367      677            69,555           99.35            17.23
12.501% to 13.000%      55        2,656,615      0.27     12.864      650            48,302           99.49            30.42
13.001% to 13.500%       4          110,095      0.01     13.154      632            27,524          100.00            58.46
13.501% to 14.000%       2          111,106      0.01     13.795      678            55,553          100.00             0.00
                     -----     ------------    ------      -----      ---          --------           -----            -----
TOTAL:               4,200     $985,797,043    100.00%     6.696%     652          $234,714           82.60%           56.46%
                     -----     ------------    ------      -----      ---          --------           -----            -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.696% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER     AGGREGATE                             WEIGHTED         AVERAGE          WEIGHTED        PERCENT
                       OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE        PRINCIPAL         AVERAGE         FULL OR
RANGE OF REMAINING  MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT          BALANCE          ORIGINAL      ALTERNATIVE
TERMS (MONTHS)        LOANS     OUTSTANDING       POOL       COUPON      SCORE        OUTSTANDING          LTV             DOC
------------------  --------    ------------   ----------   --------   --------       -----------        --------      -----------
169 to 180            1,298     $115,874,525     11.75%      9.834%       667          $ 89,272           96.22%          50.31%
229 to 240                8        1,094,389      0.11       6.636        636           136,799           82.22           88.24
337 to 348                1          148,983      0.02       5.875        749           148,983           80.00            0.00
349 to 360            2,893      868,679,146     88.12       6.278        650           300,269           80.79           57.25
                      -----     ------------    ------       -----        ---          --------           -----           -----
TOTAL:                4,200     $985,797,043    100.00%      6.696%       652          $234,714           82.60%          56.46%
                      -----     ------------    ------       -----        ---          --------           -----           -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 335 months.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                           WEIGHTED     AVERAGE          WEIGHTED        PERCENT
                               OF        PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL         AVERAGE          FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE          ORIGINAL      ALTERNATIVE
LOAN PRINCIPAL BALANCES       LOANS     OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING          LTV             DOC
--------------------------  --------   ------------  ----------   --------   --------   -----------        --------      -----------
$50,000 or less                 279    $  9,463,258      0.96%     9.443%       631      $ 33,918           87.18%          68.58%
$50,001 to $100,000           1,298     100,099,771     10.15      8.867        642        77,118           90.09           60.76
$100,001 to $150,000            660      81,210,742      8.24      8.411        641       123,047           88.72           61.87
$150,001 to $200,000            238      41,290,740      4.19      7.411        632       173,491           83.02           63.25
$200,001 to $250,000             68      15,108,294      1.53      6.689        616       222,181           79.15           60.34
$250,001 to $300,000             50      13,476,651      1.37      6.188        641       269,533           78.57           58.37
$300,001 to $350,000            204      69,134,298      7.01      6.261        649       338,894           82.00           52.41
$350,001 to $400,000            458     171,282,825     17.38      6.183        655       373,980           80.86           51.70
$400,001 to $450,000            278     118,050,566     11.98      6.283        657       424,642           82.61           59.41
$450,001 to $500,000            260     123,958,392     12.57      6.146        655       476,763           80.41           51.40
$500,001 to $550,000            146      76,702,119      7.78      5.985        663       525,357           79.59           52.96
$550,001 to $600,000            121      69,625,782      7.06      5.969        657       575,420           81.36           60.49
$600,001 to $650,000             51      32,111,066      3.26      6.070        667       629,629           80.40           50.93
$650,001 to $700,000             40      27,053,478      2.74      6.078        662       676,337           79.34           62.54
$700,001 to $750,000             28      20,374,795      2.07      5.944        686       727,671           80.04           49.34
$750,001 to $800,000             14      10,847,310      1.10      5.841        658       774,808           81.16           63.91
$800,001 to $850,000              4       3,350,134      0.34      6.346        663       837,534           73.98           49.77
$850,001 to $900,000              3       2,656,821      0.27      5.704        694       885,607           76.40          100.00
                              -----    ------------    ------      -----        ---      --------           -----           -----
TOTAL:                        4,200    $985,797,043    100.00%     6.696%       652      $234,714           82.60%          56.46%
                              -----    ------------    ------      -----        ---      --------           -----           -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $234,714.

PRODUCT TYPES

                         NUMBER      AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED        PERCENT
                          OF         PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE         FULL OR
                        MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE       ORIGINAL      ALTERNATIVE
PRODUCT TYPES            LOANS      OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING       LTV             DOC
-------------------     --------    ------------   ----------    --------    --------  -----------     --------      ----------
15 Year Fixed Loans        117      $ 11,558,602       1.17%       6.913%      648       $ 98,791       71.18%          64.15%
20 Year Fixed Loans          8         1,094,389       0.11        6.636       636        136,799       82.22           88.24
30 Year Fixed Loans        688       176,419,585      17.90        6.403       662        256,424       77.85           63.86
6 Month LIBOR Loans          2           847,720       0.09        7.250       690        423,860       84.84            0.00
2/28 LIBOR Loans         1,927       593,557,163      60.21        6.295       645        308,021       81.80           54.09
3/27 LIBOR Loans           103        30,040,641       3.05        6.228       630        291,657       81.21           59.52
5/25 LIBOR Loans           174        67,963,019       6.89        5.812       676        390,592       79.36           67.38
Balloon Loans            1,181       104,315,923      10.58       10.157       669         88,328       99.00           48.78
                         -----      ------------     ------        -----       ---       --------       -----           -----
TOTAL:                   4,200      $985,797,043     100.00%       6.696%      652       $234,714       82.60%          56.46%
                         -----      ------------     ------        -----       ---       --------       -----           -----

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     GROUP B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                    NUMBER      AGGREGATE                              WEIGHTED       AVERAGE           WEIGHTED        PERCENT
                      OF        PRINCIPAL    PERCENT OF  WEIGHTED      AVERAGE       PRINCIPAL          AVERAGE         FULL OR
                   MORTGAGE      BALANCE      MORTGAGE   AVERAGE        CREDIT        BALANCE           ORIGINAL      ALTERNATIVE
ADJUSTMENT TYPE     LOANS      OUTSTANDING      POOL      COUPON         SCORE      OUTSTANDING           LTV             DOC
---------------    --------   ------------   ----------  --------      --------     -----------         --------      -----------
ARM                 2,206     $692,408,544     70.24%     6.245%         647          $313,875           81.54%          55.56%
Fixed Rate          1,994      293,388,499     29.76      7.759          664           147,136           85.12           58.60
                    -----     ------------    ------      -----          ---          --------           -----           -----
TOTAL:              4,200     $985,797,043    100.00%     6.696%         652          $234,714           82.60%          56.46%
                    -----     ------------    ------      -----          ---          --------           -----           -----

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER      AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                          OF         PRINCIPAL   PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE    FULL OR
                        MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  LOANS      OUTSTANDING     POOL        COUPON     SCORE      OUTSTANDING       LTV        DOC
----------------------- --------   ------------  ----------    --------   --------    -----------    --------  ------------
Arizona                      101   $ 13,197,917        1.34%      7.043%       642    $   130,672       82.77%        49.63%
Arkansas                       8        501,418        0.05       7.782        616         62,677       86.35         74.78
California                 2,453    712,014,057       72.23       6.533        659        290,263       82.42         55.21
Colorado                      47      8,003,888        0.81       6.890        651        170,295       83.17         59.23
Connecticut                   24      7,303,152        0.74       6.565        621        304,298       77.70         48.69
Delaware                       3        331,192        0.03       7.816        630        110,397       83.48         69.31
District of Columbia           8      1,805,977        0.18       7.256        668        225,747       76.62         27.09
Florida                      193     25,646,797        2.60       7.251        620        132,885       83.26         67.58
Georgia                       17      2,840,894        0.29       6.674        727        167,111       86.92         44.75
Idaho                         10      1,673,305        0.17       7.302        636        167,331       87.22         66.65
Illinois                      55     11,192,671        1.14       7.024        661        203,503       85.31         49.52
Indiana                       21      1,558,696        0.16       7.541        580         74,224       86.03         86.30
Iowa                           2        152,614        0.02       8.268        622         76,307       85.50         62.00
Kansas                        10        711,753        0.07       8.451        607         71,175       83.30         86.48
Kentucky                      16      1,250,350        0.13       7.517        592         78,147       82.95         85.99
Louisiana                    121      8,065,715        0.82       7.846        616         66,659       83.81         75.45
Maine                          6        556,007        0.06       6.851        605         92,668       85.59        100.00
Maryland                     144     27,139,243        2.75       7.082        620        188,467       84.18         66.61
Massachusetts                 25      5,490,630        0.56       7.283        659        219,625       85.28         49.94
Michigan                      53      5,030,787        0.51       8.386        605         94,921       85.37         63.63
Minnesota                      9      2,605,688        0.26       6.564        643        289,521       79.02         66.51
Mississippi                   13        914,203        0.09       8.138        579         70,323       86.67         76.78
Missouri                      12      1,751,776        0.18       7.652        644        145,981       82.77         27.07
Montana                       21      2,465,936        0.25       7.404        609        117,426       79.89         62.73
Nevada                        63     14,006,840        1.42       7.423        666        222,331       84.28         48.97
New Hampshire                  3        623,233        0.06       6.690        600        207,744       78.11         74.46
New Jersey                    20      6,930,429        0.70       6.694        645        346,521       84.71         64.13
New Mexico                     5      1,396,484        0.14       7.781        656        279,297       86.61         52.89
New York                     125     38,797,101        3.94       6.672        648        310,377       82.39         48.19
North Carolina                20      1,744,057        0.18       7.514        591         87,203       83.55         87.65
Ohio                          32      3,943,463        0.40       6.911        606        123,233       86.03         80.45
Oklahoma                      20      1,448,749        0.15       7.688        613         72,437       86.36         90.30
Oregon                        14      1,599,224        0.16       6.984        619        114,230       78.26         36.74
Pennsylvania                  93      9,665,309        0.98       7.299        613        103,928       82.47         70.09
Rhode Island                  10      1,594,060        0.16       6.255        620        159,406       74.88        100.00
South Carolina                 8        524,249        0.05       8.538        599         65,531       85.50        100.00
South Dakota                   1        107,637        0.01       5.500        628        107,637       52.68        100.00
Tennessee                     51      3,738,811        0.38       7.687        605         73,310       86.39         88.57
Texas                        156     20,133,340        2.04       7.260        638        129,060       80.64         53.84
Utah                           5        265,695        0.03       6.645        705         53,139       83.97         93.64
Vermont                        4        748,443        0.08       7.257        622        187,111       62.03         46.72
Virginia                     140     28,321,837        2.87       7.108        634        202,299       84.45         62.67
Washington                    34      4,884,791        0.50       6.869        671        143,670       78.27         55.22
West Virginia                  2         56,352        0.01       7.813        623         28,176       80.12        100.00
Wisconsin                     20      2,856,701        0.29       7.099        657        142,835       82.44         62.17
Wyoming                        2        205,573        0.02       7.203        601        102,786       87.62        100.00
                        --------   ------------  ----------    --------   --------    -----------    --------  ------------
TOTAL:                     4,200   $985,797,043      100.00%      6.696%       652    $   234,714       82.60%        56.46%
                        --------   ------------  ----------    --------   --------    -----------    --------  ------------

(1) No more than approximately 1.02% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER     AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                           OF       PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
  RANGE OF ORIGINAL     MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS     LOANS      OUTSTANDING     POOL        COUPON     SCORE      OUTSTANDING      LTV         DOC
----------------------- --------   ------------  ----------    --------   --------    -----------    --------  ------------
50.00% or less                79   $ 12,372,168        1.26%      6.314%       627    $   156,610       42.00%        48.32%
50.01% to 55.00%              28      6,141,158        0.62       6.370        653        219,327       52.76         42.32
55.01% to 60.00%              52     11,549,599        1.17       6.141        665        222,108       58.33         55.28
60.01% to 65.00%              69     16,015,007        1.62       6.439        625        232,102       62.94         56.49
65.01% to 70.00%             149     40,105,154        4.07       6.270        634        269,162       68.60         52.67
70.01% to 75.00%             249     81,804,559        8.30       6.283        642        328,532       73.88         42.80
75.01% to 80.00%           1,280    414,011,198       42.00       6.041        665        323,446       79.67         53.76
80.01% to 85.00%             353     90,305,472        9.16       6.502        629        255,823       84.20         65.78
85.01% to 90.00%             470    129,450,364       13.13       6.623        640        275,426       89.49         64.16
90.01% to 95.00%             365     83,012,964        8.42       7.191        642        227,433       94.55         70.88
95.01% to 100.00%          1,106    101,029,400       10.25       9.914        670         91,347       99.84         52.07
                        --------   ------------  ----------    --------   --------    -----------    --------  ------------
TOTAL:                     4,200   $985,797,043      100.00%      6.696%       652    $   234,714       82.60%        56.46%
                        --------   ------------  ----------    --------   --------    -----------    --------  ------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.90% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.72% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.01%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.88%.

LOAN PURPOSE

                         NUMBER     AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                          OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                        MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
      LOAN PURPOSE       LOANS      OUTSTANDING     POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
----------------------- --------   ------------  ----------    --------   --------    -----------    --------  ------------
Purchase                   2,029   $449,514,445       45.60%      6.882%       670    $   221,545       84.55%        50.61%
Refinance - Cashout        1,536    383,071,055       38.86       6.573        637        249,395       81.19         59.78
Refinance - Rate Term        635    153,211,543       15.54       6.455        640        241,278       80.44         65.34
                        --------   ------------  ----------    --------   --------    -----------    --------  ------------
TOTAL:                     4,200   $985,797,043      100.00%      6.696%       652    $   234,714       82.60%        56.46%
                        --------   ------------  ----------    --------   --------    -----------    --------  ------------

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

PROPERTY TYPE

                          NUMBER     AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                            OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
     PROPERTY TYPE        LOANS    OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
------------------------ --------  ------------  ----------    --------   --------    -----------    --------  -----------
Single Family               3,167  $729,299,080       73.98%      6.702%       650    $   230,281       82.37%       56.08%
Townhouse                       3     1,498,296        0.15       5.809        687        499,432       81.23        46.72
Condominium                   315    69,097,888        7.01       6.638        661        219,358       84.46        53.61
Two- to Four-Family           142    34,466,835        3.50       6.982        681        242,724       82.20        48.65
Manufactured Housing           42     3,631,972        0.37       7.176        631         86,476       77.15        69.77
Planned Unit Development      531   147,802,972       14.99       6.624        657        278,348       83.15        61.29
                         --------  ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                      4,200  $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                         --------  ------------  ----------    --------   --------    -----------    --------  -----------

DOCUMENTATION

                           NUMBER   AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                            OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                          MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
     DOCUMENTATION         LOANS    OUTSTANDING     POOL        COUPON     SCORE      OUTSTANDING      LTV         DOC
------------------------- -------- ------------  ----------    --------   --------    -----------    --------  -----------
Full Documentation           2,243 $480,182,668       48.71%      6.546%       644    $   214,081       83.23%      100.00%
Streamlined Documentation      745  142,489,944       14.45       7.562        682        191,262       85.16         0.00
Stated Documentation           453  136,385,243       13.84       6.465        652        301,071       76.72         0.00
Limited Documentation          373  108,972,873       11.05       6.592        649        292,152       83.70         0.00
Full/Alt Documentation         240   76,436,668        7.75       6.507        651        318,486       83.13       100.00
Lite Documentation             146   41,329,647        4.19       6.843        659        283,080       82.10         0.00
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       4,200 $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

OCCUPANCY

                           NUMBER   AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                             OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                          MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
  OCCUPANCY                LOANS   OUTSTANDING     POOL        COUPON     SCORE       OUTSTANDING      LTV         DOC
-----------               -------- ------------  ----------    --------   --------    -----------    --------  -----------
Primary                      3,976 $946,167,303       95.98%      6.685%       652    $   237,970       82.65%       56.72%
Investment                     150   23,075,027        2.34       7.021        655        153,834       81.53        58.04
Second Home                     74   16,554,713        1.68       6.863        677        223,712       81.57        39.81
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       4,200 $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                             OF      PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOANS AGE        MORTGAGE   BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
    (MONTHS)               LOANS   OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC
------------------        -------- ------------  ----------    --------   --------    -----------    --------  -----------
3                            1,247 $295,287,696       29.95%      6.736%       658    $   236,798       82.56%       58.69%
4                            1,518  362,695,551       36.79       6.603        655        238,930       82.02        55.54
5                              905  216,951,867       22.01       6.655        646        239,726       83.02        56.74
6                              438   92,801,094        9.41       6.935        645        211,875       84.22        54.51
7                               81   15,405,595        1.56       7.068        638        190,193       82.43        41.62
8                                4    1,328,968        0.13       7.797        614        332,242       74.04        83.13
9                                4    1,135,188        0.12       7.960        670        283,797       81.77        56.29
10                               1       15,183        0.00      12.375        593         15,183      100.00       100.00
11                               1       26,918        0.00      12.375        571         26,918      100.00       100.00
13                               1      148,983        0.02       5.875        749        148,983       80.00         0.00
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       4,200 $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                             OF      PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT       MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
    PENALTY TERM           LOANS   OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC
------------------        -------- ------------  ----------    --------   --------    -----------    --------  -----------
None                           812 $176,053,958       17.86%      7.204%       650    $   216,815       84.25%       51.69%
12 Months                      171   56,113,937        5.69       6.640        646        328,152       81.77        48.79
24 Months                    2,006  505,351,734       51.26       6.509        649        251,920       83.07        55.79
36 Months                    1,210  247,700,308       25.13       6.728        662        204,711       80.69        62.87
60 Months                        1      577,106        0.06       7.000        610        577,106       80.00       100.00
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       4,200 $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                           NUMBER   AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED   PERCENT
                             OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE    FULL OR
                          MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES     LOANS   OUTSTANDING      POOL        COUPON     SCORE      OUTSTANDING       LTV        DOC
----------------------    -------- ------------  ----------    --------   --------    -----------    --------  -----------
476 to 500                       5 $    681,023        0.07%      8.083%       500    $   136,205       77.12%       38.02%
501 to 525                     126   18,901,755        1.92       7.866        514        150,014       75.27        76.63
526 to 550                     140   25,959,254        2.63       7.425        537        185,423       77.40        70.13
551 to 575                     255   50,220,978        5.09       7.072        562        196,945       82.87        73.46
576 to 600                     400   81,728,188        8.29       7.007        589        204,320       81.11        71.22
601 to 625                     590  132,198,853       13.41       6.808        615        224,066       82.98        67.00
626 to 650                     768  187,085,781       18.98       6.749        638        243,601       83.12        47.16
651 to 675                     671  164,897,703       16.73       6.608        663        245,749       83.62        53.37
676 to 700                     503  124,765,939       12.66       6.607        687        248,044       84.10        47.84
701 to 725                     315   84,685,192        8.59       6.322        712        268,842       83.54        52.67
726 to 750                     200   50,252,227        5.10       6.352        737        251,261       82.63        51.02
751 to 775                     153   40,562,960        4.11       6.210        762        265,117       80.48        49.26
776 to 800                      65   20,619,293        2.09       5.976        785        317,220       77.72        61.41
801 to 825                       9    3,237,898        0.33       6.069        805        359,766       79.91        37.02
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       4,200 $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

CREDIT GRADE

                           NUMBER   AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED   PERCENT
                             OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE    FULL OR
                          MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
CREDIT GRADE               LOANS   OUTSTANDING      POOL        COUPON     SCORE      OUTSTANDING       LTV        DOC
------------              -------- ------------  ----------    --------   --------    -----------    --------  -----------
AA                           2,176 $552,835,137       56.08%      6.498%       691    $   254,060       83.19%       50.66%
A                            1,027  241,698,850       24.52       6.785        627        235,345       83.01        58.31
A-                             385   76,663,970        7.78       7.038        597        199,127       81.65        70.80
B+                             295   63,974,892        6.49       7.016        570        216,864       82.18        70.81
B                              296   47,722,036        4.84       7.454        538        161,223       76.42        71.40
B-                               1       73,640        0.01       9.500        662         73,640      100.00       100.00
C                               20    2,828,517        0.29       8.447        533        141,426       70.93        66.94
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       4,200 $985,797,043      100.00%      6.696%       652    $   234,714       82.60%       56.46%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED   PERCENT
                             OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE   FULL OR
                          MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS      LOANS  OUTSTANDING      POOL        COUPON     SCORE      OUTSTANDING       LTV        DOC
----------------------    -------- ------------  ----------    --------   --------    -----------    --------  -----------
3.001% to 3.500%                 2 $    508,238        0.07%      5.903%       670    $   254,119       80.00%       20.17%
3.501% to 4.000%                10    5,171,458        0.75       4.998        692        517,146       79.37        85.92
4.001% to 4.500%                38   16,523,228        2.39       5.097        682        434,822       79.07        69.44
4.501% to 5.000%               342  128,318,351       18.53       5.598        668        375,200       80.03        63.56
5.001% to 5.500%               363  136,265,958       19.68       5.839        663        375,388       80.04        61.62
5.501% to 6.000%               396  140,181,386       20.25       6.142        649        353,993       80.41        51.00
6.001% to 6.500%               425  137,982,280       19.93       6.536        640        324,664       81.96        42.28
6.501% to 7.000%               247   63,080,471        9.11       6.944        619        255,387       85.64        52.72
7.001% to 7.500%               154   28,139,672        4.06       7.257        617        182,725       85.56        61.16
7.501% to 8.000%               170   27,475,135        3.97       7.855        594        161,618       86.31        60.89
8.001% to 8.500%                41    5,540,347        0.80       8.506        577        135,130       87.24        78.17
8.501% to 9.000%                14    2,614,677        0.38       9.220        572        186,763       85.29        45.80
9.001% to 9.500%                 4      607,344        0.09       8.638        538        151,836       87.18       100.00
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       2,206 $692,408,544      100.00%      6.245%       647    $   313,875       81.54%       55.56%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.823% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED   PERCENT
                             OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE   FULL OR
  RANGE OF MAXIMUM        MORTGAGE   BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
   MORTGAGE RATES          LOANS   OUTSTANDING      POOL        COUPON     SCORE      OUTSTANDING       LTV        DOC
----------------------    -------- ------------  ----------    --------   --------    -----------    --------  -----------
11.500% or less                155 $ 63,501,882        9.17%      4.855%       698    $   409,690       79.88%       74.32%
11.501% to 12.000%             290  116,532,128       16.83       5.355        672        401,835       79.83        67.44
12.001% to 12.500%             408  159,559,960       23.04       5.868        657        391,078       80.80        53.63
12.501% to 13.000%             384  132,182,515       19.09       6.331        646        344,225       81.67        50.31
13.001% to 13.500%             336  100,842,899       14.56       6.835        627        300,128       83.25        48.08
13.501% to 14.000%             226   56,280,757        8.13       7.295        619        249,030       82.56        44.13
14.001% to 14.500%             181   35,624,895        5.15       7.796        600        196,823       84.51        45.92
14.501% to 15.000%             112   15,653,459        2.26       8.279        584        139,763       82.87        53.53
15.001% to 15.500%              64    6,681,803        0.97       8.779        579        104,403       86.89        62.69
15.501% to 16.000%              30    3,153,266        0.46       9.187        551        105,109       82.90        83.36
16.001% to 16.500%              15    1,450,003        0.21       9.870        532         96,667       85.12        96.70
16.501% to 17.000%               4      825,580        0.12      10.403        546        206,395       86.29        66.96
17.001% to 17.500%               1      119,396        0.02      10.750        504        119,396       66.67         0.00
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       2,206 $692,408,544      100.00%      6.245%       647    $   313,875       81.54%       55.56%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.737% per annum.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER   AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                             OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                          MORTGAGE   BALANCE      MORTGAGE      AVERAGE    CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
NEXT RATE ADJUSTMENT DATE  LOANS   OUTSTANDING      POOL        COUPON     SCORE      OUTSTANDING      LTV         DOC
------------------------- -------- ------------  ----------    --------   --------    -----------    --------  -----------
December 2004                    1 $    437,050        0.06%      7.250%       745    $   437,050       80.00%        0.00%
March 2005                       1      410,670        0.06       7.250        631        410,670       90.00         0.00
September 2005                   1      148,983        0.02       5.875        749        148,983       80.00         0.00
January 2006                     1       62,533        0.01       7.125        673         62,533       90.00       100.00
February 2006                    3    1,247,142        0.18       7.488        616        415,714       72.33        82.02
March 2006                      34    8,869,125        1.28       6.808        621        260,857       79.77        35.93
April 2006                     218   59,699,546        8.62       6.528        637        273,851       82.75        50.48
May 2006                       449  140,767,912       20.33       6.284        639        313,514       82.14        55.24
June 2006                      663  207,581,860       29.98       6.221        646        313,095       81.56        52.88
July 2006                      558  175,180,063       25.30       6.277        653        313,943       81.64        56.56
January 2007                     1      460,781        0.07       8.000        623        460,781       80.00       100.00
March 2007                       6    1,128,239        0.16       6.678        632        188,040       93.80        95.76
April 2007                       7    1,530,825        0.22       6.391        640        218,689       70.32        32.27
May 2007                        24    8,163,819        1.18       5.928        641        340,159       82.29        60.61
June 2007                       41   10,272,175        1.48       6.117        628        250,541       80.74        47.50
July 2007                       24    8,484,802        1.23       6.466        620        353,533       81.11        70.90
April 2009                      15    6,263,187        0.90       6.235        647        417,546       83.98        73.17
May 2009                        29   11,419,197        1.65       5.719        689        393,765       78.85        70.50
June 2009                       75   26,827,172        3.87       5.647        675        357,696       80.02        67.32
July 2009                       54   22,956,109        3.32       5.941        678        425,113       77.69        65.76
August 2009                      1      497,354        0.07       5.500        749        497,354       73.93         0.00
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------
TOTAL:                       2,206 $692,408,544      100.00%      6.245%       647    $   313,875       81.54%       55.56%
                          -------- ------------  ----------    --------   --------    -----------    --------  -----------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                        ORIGINAL
                                                                  ORIGINAL      REMAINING    ORIGINAL      REMAINING    MONTHS TO
                                 NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION INTEREST-ONLY INTEREST-ONLY PREPAYMENT
                    MORTGAGE  MORTGAGE    TERM       TERM           TERM          TERM         TERM          TERM        PENALTY
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)   (MONTHS)      (MONTHS)      (MONTHS)     (MONTHS)      (MONTHS)    EXPIRATION
------------------- --------  --------   --------   ---------   ------------  ------------ ------------- ------------- ----------
63,443.50              6.500     5.980     120         116          120           116            0             0           36
4,908,691.19           6.872     6.352     180         176          180           176            0             0            0
265,083.32             6.074     5.554     180         176          180           176            0             0           12
472,374.13             6.356     5.836     180         175          180           175            0             0           24
14,922,498.11          6.296     5.776     180         176          180           176            0             0           36
300,060.43             6.178     5.658     240         235          240           235            0             0            0
518,350.86             6.728     6.208     240         237          240           237            0             0           12
2,383,279.78           6.374     5.854     240         236          240           236            0             0           36
48,156,337.99          6.802     6.282     360         356          360           356            0             0            0
26,910,120.23          6.618     6.098     360         356          360           356            0             0           12
23,740,684.99          6.638     6.118     360         356          360           356            0             0           24
198,770,583.38         6.525     6.005     360         356          360           356            0             0           36
26,066,030.22         10.775    10.255     180         176          360           356            0             0            0
1,763,713.27          10.482     9.962     180         175          360           355            0             0           12
24,419,444.40         10.283     9.763     180         176          360           356            0             0           24
24,960,877.70         10.527    10.007     180         176          360           356            0             0           36
886,496.83            10.406     9.886     180         176          180           176            0             0            0
119,131.18            12.875    12.355     180         177          180           177            0             0           12
146,400.29             9.911     9.391     180         176          180           176            0             0           24
404,599.70            10.048     9.528     180         176          180           176            0             0           36
51,848.65             11.990    11.470     360         352          360           352            0             0           36

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                                             ORIGINAL    REMAINING
                                                                ORIGINAL       REMAINING     INTEREST    INTEREST
                             NET      ORIGINAL    REMAINING   AMORTIZATION    AMORTIZATION     ONLY        ONLY
  CURRENT      MORTGAGE    MORTGAGE     TERM        TERM          TERM            TERM         TERM        TERM
BALANCE ($)     RATE(%)    RATE(%)    (MONTHS)    (MONTHS)      (MONTHS)        (MONTHS)     (MONTHS)    (MONTHS)
-----------     -------    -------    --------    --------      --------        --------     --------    --------
    220,448.44   7.117      6.597        360         355           360            355            0           0
    150,990.26   5.500      4.980        360         354           360            354            0           0
    878,424.84   7.100      6.580        360         356           360            356            0           0
    648,959.58   6.262      5.742        360         355           360            355            0           0
161,248,037.49   6.907      6.387        360         356           360            356            0           0
 27,156,940.83   6.649      6.129        360         356           360            356            0           0
513,248,431.82   6.530      6.010        360         356           360            356            0           0
  7,319,054.32   6.506      5.986        360         356           360            356            0           0
 15,995,833.15   6.226      5.706        360         356           300            300           60          56
  2,474,610.97   5.670      5.150        360         356           300            300           60          56
 96,590,739.96   5.684      5.164        360         356           300            300           60          56
    511,548.09   5.531      5.011        360         356           300            300           60          56
 22,414,319.69   6.589      6.069        360         356           360            356            0           0
  1,609,618.94   6.866      6.346        360         355           360            355            0           0
  2,926,135.06   6.429      5.909        360         356           360            356            0           0
 29,121,358.55   6.330      5.810        360         356           360            356            0           0
    135,964.91   4.325      3.805        360         356           300            300           60          56
    142,800.00   6.875      6.355        360         357           300            300           60          57
  4,839,097.50   6.946      6.426        360         356           360            356            0           0
  1,221,103.40   6.379      5.859        360         356           360            356            0           0
  4,165,422.62   5.880      5.360        360         356           360            356            0           0
 31,090,864.62   6.135      5.615        360         356           360            356            0           0
  2,433,350.84   6.330      5.810        360         356           300            300           60          56
  1,011,200.00   5.511      4.991        360         356           300            300           60          56
  2,240,610.53   5.648      5.128        360         356           300            300           60          56
 12,727,180.14   5.883      5.363        360         356           300            300           60          56

                                                                                     NUMBER OF
                                                                                      MONTHS                               ORIGINAL
                             INITIAL                                      RATE       UNTIL NEXT                            MONTHS TO
                              RATE                                       CHANGE        RATE                               PREPAYMENT
  CURRENT         GROSS      CHANGE   PERIODIC   MAXIMUM    MINIMUM    FREQUENCY    ADJUSTMENT                              PENALTY
BALANCE ($)     MARGIN(%)    CAP(%)    CAP(%)    RATE(%)    RATE(%)     (MONTHS)       DATE           INDEX               EXPIRATION
-----------     ---------    ------    ------    -------    -------     --------       ----           -----               ----------
    220,448.44    6.022      1.917     1.000     13.617      7.117         6             4      6 Month LIBOR                  0
    150,990.26    4.250      1.000     1.000     12.000      5.500         6             6      6 Month LIBOR                 12
    878,424.84    6.706      2.254     1.000     13.913      7.100         6             2      6 Month LIBOR                 24
    648,959.58    6.163      1.825     1.000     12.762      6.262         6             3      6 Month LIBOR                 36
161,248,037.49    6.259      1.551     1.001     13.427      6.912         6            20      6 Month LIBOR                  0
 27,156,940.83    6.236      1.511     1.007     13.162      6.649         6            20      6 Month LIBOR                 12
513,248,431.82    6.033      1.541     1.001     13.029      6.527         6            20      6 Month LIBOR                 24
  7,319,054.32    5.991      1.575     1.000     13.015      6.506         6            20      6 Month LIBOR                 36
 15,995,833.15    5.720      3.000     1.000     12.726      6.226         6            20      6 Month LIBOR                  0
  2,474,610.97    5.164      3.000     1.000     12.170      5.670         6            20      6 Month LIBOR                 12
 96,590,739.96    5.350      2.966     1.000     12.182      5.686         6            20      6 Month LIBOR                 24
    511,548.09    5.292      3.000     1.000     12.031      5.531         6            20      6 Month LIBOR                 36
 22,414,319.69    6.222      2.986     1.005     13.098      6.589         6            32      6 Month LIBOR                  0
  1,609,618.94    6.201      3.000     1.000     13.366      6.866         6            31      6 Month LIBOR                 12
  2,926,135.06    5.985      3.000     1.000     12.986      6.429         6            32      6 Month LIBOR                 24
 29,121,358.55    5.930      2.956     1.000     12.828      6.330         6            32      6 Month LIBOR                 36
    135,964.91    5.250      3.000     1.000     10.825      4.325         6            32      6 Month LIBOR                  0
    142,800.00    5.375      3.000     1.000     13.375      6.875         6            33      6 Month LIBOR                 24
  4,839,097.50    6.447      2.943     1.000     13.446      6.946         6            56      6 Month LIBOR                  0
  1,221,103.40    5.932      3.000     1.000     12.879      6.379         6            56      6 Month LIBOR                 12
  4,165,422.62    5.581      3.000     1.000     12.380      5.880         6            56      6 Month LIBOR                 24
 31,090,864.62    5.854      2.985     1.002     12.621      6.142         6            56      6 Month LIBOR                 36
  2,433,350.84    6.160      4.799     1.000     12.830      6.330         6            56      6 Month LIBOR                  0
  1,011,200.00    5.669      5.000     1.000     12.011      5.511         6            56      6 Month LIBOR                 12
  2,240,610.53    5.150      4.757     1.000     12.148      5.648         6            56      6 Month LIBOR                 24
 12,727,180.14    5.704      4.964     1.000     12.383      5.883         6            56      6 Month LIBOR                 36

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                         ORIGINAL
                                                                  ORIGINAL    REMAINING      ORIGINAL       REMAINING   MONTHS TO
                                   NET     ORIGINAL  REMAINING  AMORTIZATION AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY PREPAYMENT
                      MORTGAGE   MORTGAGE    TERM      TERM         TERM         TERM          TERM           TERM       PENALTY
CURRENT BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)    EXPIRATION
-------------------   -------    -------   --------   --------    --------     --------       --------      --------    ----------
     1,118,071.44       7.165     6.645      180        176         180         176              0              0          0
       539,501.79       6.128     5.608      180        176         180         176              0              0         12
       996,042.05       6.422     5.902      180        176         180         176              0              0         24
     7,653,905.41       6.403     5.883      180        176         180         176              0              0         36
     1,094,388.59       6.636     6.116      240        236         240         236              0              0         36
    14,341,812.78       6.853     6.333      360        356         360         356              0              0          0
    14,610,907.53       6.357     5.837      360        356         360         356              0              0         12
    12,082,036.64       6.401     5.881      360        356         360         356              0              0         24
   135,264,124.65       6.359     5.839      360        356         360         356              0              0         36
    26,451,374.39      10.448     9.928      180        176         360         356              0              0          0
     4,148,201.50      10.154     9.634      180        176         360         356              0              0         12
    43,287,555.76       9.970     9.450      180        176         360         356              0              0         24
    30,428,791.37      10.171     9.651      180        176         360         356              0              0         36
       388,560.60      11.565    11.045      180        175         180         175              0              0          0
        52,851.48      12.875    12.355      180        176         180         176              0              0         12
       268,881.09       9.589     9.069      180        176         180         176              0              0         24
       540,788.28      10.030     9.510      180        177         180         177              0              0         36
       120,703.63       8.500     7.980      360        356         360         356              0              0         24

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                                             ORIGINAL   REMAINING
                                                                 ORIGINAL      REMAINING     INTEREST    INTEREST
                             NET      ORIGINAL    REMAINING    AMORTIZATION   AMORTIZATION     ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM           TERM           TERM         TERM        TERM       GROSS
  BALANCE ($)   RATE(%)     RATE(%)    (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)    MARGIN(%)
  -----------   -------     -------    --------    --------      --------       --------     --------    --------    ---------
    437,050.49   7.250      6.730        360         356           360            356            0           0        5.375
    410,669.77   7.250      6.730        360         353           360            353            0           0        5.375
 91,840,870.94   6.771      6.251        360         356           360            356            0           0        6.111
 21,926,410.29   6.522      6.002        360         356           360            356            0           0        5.785
285,964,627.59   6.499      5.979        360         356           360            356            0           0        6.031
  5,102,642.57   6.934      6.414        360         356           360            356            0           0        6.616
 25,448,527.70   6.203      5.683        360         356           300            300           60          56        5.745
 10,879,519.38   6.255      5.735        360         356           300            300           60          56        5.754
152,394,564.80   5.588      5.068        360         356           300            300           60          56        5.340
  7,782,510.72   6.199      5.679        360         355           360            355            0           0        5.930
  1,173,809.48   5.040      4.520        360         356           360            356            0           0        5.641
    777,725.73   5.887      5.367        360         356           360            356            0           0        6.096
 19,838,595.49   6.316      5.796        360         356           360            356            0           0        6.052
    468,000.00   6.500      5.980        360         355           300            300           60          55        6.375
  3,336,109.68   6.075      5.555        360         355           360            355            0           0        5.677
    195,079.40   5.168      4.648        360         356           360            356            0           0        5.204
  4,661,680.65   5.605      5.085        360         356           360            356            0           0        5.335
 23,309,883.03   5.901      5.381        360         356           360            356            0           0        5.671
    577,105.56   7.000      6.480        360         354           360            354            0           0        5.125
  4,909,069.72   6.085      5.565        360         356           300            300           60          56        5.742
  2,176,986.25   5.828      5.308        360         356           300            300           60          56        6.133
  4,329,916.37   6.112      5.592        360         356           300            300           60          56        5.565
 24,467,188.20   5.598      5.078        360         356           300            300           60          56        5.400

                                                                        NUMBER OF
                                                                          MONTHS                       ORIGINAL
                INITIAL                                       RATE      UNTIL NEXT                     MONTHS TO
                 RATE                                       CHANGE         RATE                       PREPAYMENT
   CURRENT      CHANGE   PERIODIC   MAXIMUM    MINIMUM     FREQUENCY    ADJUSTMENT                      PENALTY
  BALANCE ($)   CAP(%)    CAP(%)    RATE(%)    RATE(%)     (MONTHS)        DATE         INDEX          EXPIRATION
  -----------   ------    ------    -------    -------     --------        ----         -----          ----------
    437,050.49  1.000     1.000     13.750      7.250         6             2      6 Month LIBOR           0
    410,669.77  1.000     1.000     12.750      6.250         6             5      6 Month LIBOR          12
 91,840,870.94  1.519     1.000     13.272      6.771         6            20      6 Month LIBOR           0
 21,926,410.29  1.516     1.000     13.033      6.522         6            20      6 Month LIBOR          12
285,964,627.59  1.573     1.002     12.985      6.499         6            20      6 Month LIBOR          24
  5,102,642.57  1.574     1.000     13.428      6.934         6            20      6 Month LIBOR          36
 25,448,527.70  2.974     1.000     12.696      6.203         6            20      6 Month LIBOR           0
 10,879,519.38  3.000     1.000     12.755      6.255         6            20      6 Month LIBOR          12
152,394,564.80  2.970     1.000     12.084      5.588         6            20      6 Month LIBOR          24
  7,782,510.72  2.884     1.000     12.699      6.199         6            31      6 Month LIBOR           0
  1,173,809.48  3.000     1.000     11.540      5.040         6            32      6 Month LIBOR          12
    777,725.73  3.000     1.000     12.387      5.887         6            32      6 Month LIBOR          24
 19,838,595.49  2.986     1.000     12.788      6.316         6            32      6 Month LIBOR          36
    468,000.00  3.000     1.000     13.000      6.500         6            31      6 Month LIBOR          24
  3,336,109.68  3.000     1.000     12.575      6.075         6            55      6 Month LIBOR           0
    195,079.40  3.000     1.000     11.668      5.168         6            56      6 Month LIBOR          12
  4,661,680.65  3.000     1.000     12.105      5.658         6            56      6 Month LIBOR          24
 23,309,883.03  3.018     1.000     12.396      5.901         6            56      6 Month LIBOR          36
    577,105.56  5.000     1.000     13.500      7.000         6            54      6 Month LIBOR          60
  4,909,069.72  5.000     1.000     12.585      6.085         6            56      6 Month LIBOR           0
  2,176,986.25  5.000     1.000     12.328      5.828         6            56      6 Month LIBOR          12
  4,329,916.37  5.000     1.000     12.612      6.112         6            56      6 Month LIBOR          24
 24,467,188.20  4.895     1.000     12.095      5.598         6            56      6 Month LIBOR          36

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                           ONE MONTH LIBOR CAP TABLE

                                                          1ML             1ML
                                                         STRIKE          STRIKE
                                                         LOWER            UPPER
              BEGINNING     ENDING     NOTIONAL          COLLAR          COLLAR
PERIOD        ACCRUAL       ACCRUAL    BALANCE ($)        (%)             (%)
------        -------       -------    -----------       ------         -------
    1         10/29/04    11/25/04  2,285,466,000        6.697          9.680
    2         11/25/04    12/25/04  2,259,973,607        5.997          9.680
    3         12/25/04    01/25/05  2,229,552,987        5.797          9.680
    4         01/25/05    02/25/05  2,194,285,205        5.800          9.680
    5         02/25/05    03/25/05  2,154,245,262        6.459          9.680
    6         03/25/05    04/25/05  2,109,571,558        5.807          9.680
    7         04/25/05    05/25/05  2,060,409,469        6.016          9.680
    8         05/25/05    06/25/05  2,008,269,256        5.816          9.680
    9         06/25/05    07/25/05  1,953,339,278        6.028          9.680
   10         07/25/05    08/25/05  1,899,918,894        5.830          9.680
   11         08/25/05    09/25/05  1,847,966,012        5.837          9.680
   12         09/25/05    10/25/05  1,797,439,381        6.049          9.680
   13         10/25/05    11/25/05  1,748,298,996        5.850          9.680
   14         11/25/05    12/25/05  1,700,505,950        6.063          9.680
   15         12/25/05    01/25/06  1,654,022,450        5.865          9.680
   16         01/25/06    02/25/06  1,608,811,886        5.872          9.680
   17         02/25/06    03/25/06  1,564,831,382        6.544          9.680
   18         03/25/06    04/25/06  1,522,041,588        5.887          9.680
   19         04/25/06    05/25/06  1,480,184,951        6.102          9.680
   20         05/25/06    06/25/06  1,412,353,940        5.914          9.680
   21         06/25/06    07/25/06  1,348,004,940        7.228          9.680
   22         07/25/06    08/25/06  1,287,102,938        6.992          9.680
   23         08/25/06    09/25/06  1,229,305,372        6.999          9.680
   24         09/25/06    10/25/06  1,174,573,373        7.251          9.680
   25         10/25/06    11/25/06  1,138,345,116        7.013          9.680
   26         11/25/06    12/25/06  1,103,266,377        7.265          9.680
   27         12/25/06    01/25/07  1,069,297,504        7.565          9.680
   28         01/25/07    02/25/07  1,036,463,492        7.570          9.680
   29         02/25/07    03/25/07  1,004,662,824        8.421          9.680
   30         03/25/07    04/25/07    973,861,367        7.580          9.680
   31         04/25/07    05/25/07    944,026,169        7.849          9.680
   32         05/25/07    06/25/07    915,125,388        7.602          9.680
   33         06/25/07    07/25/07    887,129,706        8.495          9.680
   34         07/25/07    08/25/07    860,062,890        8.214          9.680
   35         08/25/07    09/25/07    833,837,532        8.218          9.680
   36         09/25/07    10/25/07    808,426,091        8.506          9.680
   37         10/25/07    11/25/07    783,801,967        8.226          9.680
   38         11/25/07    12/25/07    773,305,984        8.366          9.680
   39         12/25/07    01/25/08    751,036,196        8.597          9.680
   40         01/25/08    02/25/08    729,484,424        8.584          9.680
   41         02/25/08    03/25/08    708,594,619        9.184          9.680
   42         03/25/08    04/25/08    688,345,313        8.558          9.680
   43         04/25/08    05/25/08    668,715,759        8.840          9.680
   44         05/25/08    06/25/08    649,685,909        8.535          9.680
   45         06/25/08    07/25/08    631,236,589        9.280          9.680
   46         07/25/08    08/25/08    613,371,164        8.954          9.680
   47         08/25/08    09/25/08    596,047,768        8.937          9.680
   48         09/25/08    10/25/08    579,248,980        9.229          9.680
   49         10/25/08    11/25/08    562,957,964        8.904          9.680
   50         11/25/08    12/25/08    547,158,446        9.198          9.680
   51         12/25/08    01/25/09    531,834,841        9.230          9.680
   52         01/25/09    02/25/09    516,986,836        9.211          9.680
   53         02/25/09    03/25/09    502,583,709       10.211          9.680
   54         03/25/09    04/25/09    488,611,297        9.173          9.680
   55         04/25/09    05/25/09    475,055,909        9.470          9.680
   56         05/25/09    06/25/09    461,904,360        9.140          9.680
   57         06/25/09    07/25/09    449,144,063        9.597          9.680
   58         07/25/09    08/25/09    436,741,689        9.256          9.680
   59         08/25/09    09/25/09    424,707,152        9.235          9.680
   60         09/25/09    10/25/09    413,028,839        9.532          9.680
   61         10/25/09    11/25/09    401,695,513        9.194          9.680
   62         11/25/09    12/25/09    390,696,312        9.491          9.680
   63         12/25/09    01/25/10    380,020,772        9.189          9.680
   64         01/25/10    02/25/10    369,660,320        9.168          9.680
   65         02/25/10    03/25/10    359,603,379       10.162          9.680
   66         03/25/10    04/25/10    349,840,452        9.127          9.680
   67         04/25/10    05/25/10    340,362,352        9.420          9.680
   68         05/25/10    06/25/10    331,160,197        9.086          9.680
   69         06/25/10    07/25/10    322,225,428        9.406          9.680
   70         07/25/10    08/25/10    313,550,681        9.072          9.680
   71         08/25/10    09/25/10    305,126,866        9.051          9.680
   72         09/25/10    10/25/10    296,712,606        9.350          9.680
   73         10/25/10    11/25/10    288,462,327        9.027          9.680
   74         11/25/10    12/25/10    280,449,185        9.329          9.680
   75         12/25/10    01/25/11    272,665,898        9.025          9.680
   76         01/25/11    02/25/11    265,105,898        9.015          9.680
   77         02/25/11    03/25/11    257,761,779       10.005          9.680
   78         03/25/11    04/25/11    250,626,923        8.997          9.680
   79         04/25/11    05/25/11    243,694,927        9.298          9.680
   80         05/25/11    06/25/11    236,959,596        8.980          9.680
   81         06/25/11    07/25/11    230,414,943        9.290          9.680
   82         07/25/11    08/25/11    224,055,353        8.972          9.680

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                  PAYMENT    AVAIL. FUNDS      AVAIL. FUNDS
PERIOD             DATE     CAP (%) (1)(2)     CAP (%) (1)(3)
------             ----     --------------     --------------
   1             11/25/04      7.017               7.017
   2             12/25/04      6.317              10.000
   3              1/25/05      6.116              10.000
   4              2/25/05      6.120              10.000
   5              3/25/05      6.779              10.000
   6              4/25/05      6.126              10.000
   7              5/25/05      6.335              10.000
   8              6/25/05      6.136              10.000
   9              7/25/05      6.347              10.000
  10              8/25/05      6.149              10.000
  11              9/25/05      6.155              10.000
  12             10/25/05      6.367              10.000
  13             11/25/05      6.169              10.000
  14             12/25/05      6.382              10.000
  15              1/25/06      6.183              10.000
  16              2/25/06      6.190              10.000
  17              3/25/06      6.861              10.000
  18              4/25/06      6.205              10.000
  19              5/25/06      6.420              10.000
  20              6/25/06      6.231              10.000
  21              7/25/06      7.406              10.000
  22              8/25/06      7.175              10.000
  23              9/25/06      7.184              10.000
  24             10/25/06      7.433              10.000
  25             11/25/06      7.201              10.000
  26             12/25/06      7.448              10.000
  27              1/25/07      7.269              10.000
  28              2/25/07      7.277              10.000
  29              3/25/07      8.066              10.000
  30              4/25/07      7.294              10.000
  31              5/25/07      7.546              10.000
  32              6/25/07      7.318              10.000
  33              7/25/07      7.625              10.000
  34              8/25/07      7.388              10.000
  35              9/25/07      7.398              10.000
  36             10/25/07      7.654              10.000
  37             11/25/07      7.418              10.000
  38             12/25/07      7.543              10.000
  39              1/25/08      7.298              10.000
  40              2/25/08      7.297              10.000
  41              3/25/08      7.798              10.000
  42              4/25/08      7.294              10.000
  43              5/25/08      7.535              10.000
  44              6/25/08      7.290              10.000
  45              7/25/08      7.532              10.000
  46              8/25/08      7.287              10.000
  47              9/25/08      7.286              10.000
  48             10/25/08      7.527              10.000
  49             11/25/08      7.283              10.000
  50             12/25/08      7.524              10.000
  51              1/25/09      7.280              10.000
  52              2/25/09      7.278              10.000
  53              3/25/09      8.057              10.531
  54              4/25/09      7.276              10.000
  55              5/25/09      7.517              10.000
  56              6/25/09      7.274              10.000
  57              7/25/09      7.591              10.000
  58              8/25/09      7.344              10.000
  59              9/25/09      7.342              10.000
  60             10/25/09      7.584              10.000
  61             11/25/09      7.338              10.000
  62             12/25/09      7.580              10.000
  63              1/25/10      7.334              10.000
  64              2/25/10      7.332              10.000
  65              3/25/10      8.115              10.482
  66              4/25/10      7.328              10.000
  67              5/25/10      7.570              10.000
  68              6/25/10      7.324              10.000
  69              7/25/10      7.566              10.000
  70              8/25/10      7.320              10.000
  71              9/25/10      7.318              10.000
  72             10/25/10      7.568              10.000
  73             11/25/10      7.330              10.000
  74             12/25/10      7.581              10.000
  75              1/25/11      7.343              10.000
  76              2/25/11      7.350              10.000
  77              3/25/11      8.145              10.325
  78              4/25/11      7.365              10.000
  79              5/25/11      7.618              10.000
  80              6/25/11      7.380              10.000
  81              7/25/11      7.635              10.000
  82              8/25/11      7.397              10.000
  83              9/25/11       NA                  NA
  84             10/25/11       NA                  NA

(1) Available Funds Cap for the Offered Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.9100% and 2.20125%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.9100% and 2.20125%, respectively, for the first Distribution Date and both increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                        DISCOUNT MARGIN TABLE (TO CALL)

                         0% PPC           80% PPC            100% PPC         150% PPC           200% PPC
                      DISC MARGIN        DISC MARGIN        DISC MARGIN      DISC MARGIN        DISC MARGIN
                      -----------        -----------        -----------      -----------        ------------
CLASS A-2A

 PRICE 100.00000                 36                 36                36               36                  36

             WAL              17.86               2.97              2.32             1.29                0.97
        MOD DURN              14.28               2.81              2.23             1.27                0.96
 PRINCIPAL WINDOW     Nov04 - Feb33      Nov04 - May13     Nov04 - Aug11    Nov04 - Oct07       Nov04 - Sep06
CLASS A-2B1

 PRICE 100.00000                 17                 17                17               17                  17

             WAL              12.21               1.19                 1             0.71                0.55
        MOD DURN              10.64               1.17              0.99             0.71                0.55
 PRINCIPAL WINDOW     Nov04 - Sep23      Nov04 - Jan07     Nov04 - Aug06    Nov04 - Feb06       Nov04 - Oct05
CLASS A-2B2

 PRICE 100.00000                 34                 34                34               34                  34

             WAL              23.32                  4                 3             1.75                1.36
        MOD DURN              18.12               3.82               2.9             1.72                1.34
 PRINCIPAL WINDOW     Sep23 - May32      Jan07 - Jan12     Aug06 - Jun10    Feb06 - Feb07       Oct05 - Jun06
CLASS A-2B3

 PRICE 100.00000                 55                 55                55               55                  55

             WAL              28.18               8.37              6.64             2.63                1.79
        MOD DURN              20.31               7.57              6.13             2.55                1.76
 PRINCIPAL WINDOW     May32 - Feb33      Jan12 - May13     Jun10 - Aug11    Feb07 - Oct07       Jun06 - Sep06
CLASS M-1

 PRICE 100.00000                 60                 60                60               60                  60

             WAL              25.65               5.61              4.79             4.19                2.03
        MOD DURN              18.86                5.2               4.5             3.98                1.98
 PRINCIPAL WINDOW     Sep25 - Feb33      Jan08 - May13     Jun08 - Aug11    Oct07 - Jan09       Sep06 - Dec06
CLASS M-2

 PRICE 100.00000                 65                 65                65               65                  65

             WAL              25.65               5.61              4.71             4.24                2.27
        MOD DURN              18.74               5.18              4.43             4.03                2.21
 PRINCIPAL WINDOW     Sep25 - Feb33      Dec07 - May13     Apr08 - Aug11    Jan09 - Jan09       Dec06 - Mar07
CLASS M-3

 PRICE 100.00000                 75                 75                75               75                  75

             WAL              25.65                5.6              4.67             4.24                2.49
        MOD DURN              18.52               5.16              4.37             4.02                2.41
 PRINCIPAL WINDOW     Sep25 - Feb33      Dec07 - May13     Mar08 - Aug11    Jan09 - Jan09       Mar07 - May07

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                         DISCOUNT MARGIN TABLE (TO CALL)

CLASS M-4

 PRICE 100.00000                110                110               110              110                 110

             WAL              25.65                5.6              4.64              4.2                2.69
        MOD DURN              17.76               5.09              4.31             3.94                2.58
 PRINCIPAL WINDOW     Sep25 - Feb33      Dec07 - May13     Feb08 - Aug11    Nov08 - Jan09       May07 - Jul07
CLASS M-5

 PRICE 100.00000                115                115               115              115                 115

             WAL              25.65                5.6              4.63             4.01                2.74
        MOD DURN              17.66               5.09              4.29             3.77                2.62
 PRINCIPAL WINDOW     Sep25 - Feb33      Dec07 - May13     Jan08 - Aug11    Aug08 - Jan09       Jul07 - Jul07
CLASS M-6

 PRICE 100.00000                135                135               135              135                 135

             WAL              25.65               5.59               4.6             3.85                2.74
        MOD DURN              17.25               5.04              4.24             3.62                2.61
 PRINCIPAL WINDOW     Sep25 - Feb33      Nov07 - May13     Jan08 - Aug11     Jun08 - Jan09      Jul07 - Jul07
CLASS B-1

 PRICE 100.00000                175                175               175              175                 175

             WAL              25.65               5.59               4.6             3.74                2.74
        MOD DURN              16.47               4.97              4.18             3.48                 2.6
 PRINCIPAL WINDOW     Sep25 - Feb33      Nov07 - May13     Dec07 - Aug11    Apr08  - Jan09      Jul07 - Jul07
CLASS B-2

 PRICE 100.00000                185                185               185              185                 185

             WAL              25.65               5.59              4.57             3.65                2.74
        MOD DURN              16.29               4.95              4.15              3.4                2.59
 PRINCIPAL WINDOW     Sep25 - Feb33      Nov07 - May13     Dec07 - Aug11    Mar08 - Jan09       Jul07 - Jul07
CLASS B-3

 PRICE 100.00000                325                325               325              325                 325

             WAL              25.65               5.59              4.57             3.58                2.74
        MOD DURN              13.96               4.72              3.99             3.24                2.53
 PRINCIPAL WINDOW     Sep25 - Feb33      Nov07 - May13     Dec07 - Aug11    Feb08 - Jan09       Jul07 - Jul07
CLASS B-4

 PRICE 88.72005                 438                604               650              722                 818

             WAL              25.65               5.59              4.56             3.52                2.74
        MOD DURN              12.81               4.49              3.81             3.08                2.44
 PRINCIPAL WINDOW     Sep25 - Feb33      Nov07 - May13     Nov07 - Aug11    Jan08 - Jan09       Jul07 - Jul07
CLASS B-5

 PRICE 79.19723                 527                857               950             1098                1266

             WAL              25.62               5.51              4.48             3.42                2.74
        MOD DURN              12.04               4.28              3.62             2.92                2.37
 PRINCIPAL WINDOW     Sep25 - Feb33      Nov07 - May13     Nov07 - Aug11    Dec07 - Jan09       Jul07 - Jul07

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         0% PPC            80% PPC           100% PPC         150% PPC           200% PPC
                       DISC MARGIN       DISC MARGIN       DISC MARGIN      DISC MARGIN        DISC MARGIN
                       -----------       -----------       -----------      -----------        -----------
CLASS A-2A

 PRICE 100.00000                 36                 39                39               36                  36

             WAL               17.9               3.24              2.56             1.29                0.97
        MOD DURN              14.31               3.03              2.42             1.27                0.96
 PRINCIPAL WINDOW     Nov04 - May34      Nov04 - Feb24     Nov04 - May20    Nov04 - Oct07       Nov04 - Sep06
CLASS A-2B1

 PRICE 100.00000                 17                 17                17               17                  17

             WAL              12.21               1.19                 1             0.71                0.55
        MOD DURN              10.64               1.17              0.99             0.71                0.55
 PRINCIPAL WINDOW     Nov04 - Sep23      Nov04 - Jan07     Nov04 - Aug06    Nov04 - Feb06       Nov04 - Oct05
CLASS A-2B2

 PRICE 100.00000                 34                 34                34               34                  34

             WAL              23.32                  4                 3             1.75                1.36
        MOD DURN              18.12               3.82               2.9             1.72                1.34
 PRINCIPAL WINDOW     Sep23 - May32      Jan07 - Jan12     Aug06 - Jun10    Feb06 - Feb07       Oct05 - Jun06
CLASS A-2B3

 PRICE 100.00000                 56                 66                67               55                  55

             WAL              28.59              10.82              8.71             2.63                1.79
        MOD DURN              20.51               9.43              7.78             2.55                1.76
 PRINCIPAL WINDOW     May32 - May34      Jan12 - Feb24     Jun10 - May20    Feb07 - Oct07       Jun06 - Sep06
CLASS M-1

 PRICE 100.00000                 60                 63                63               73                  60

             WAL              25.79               6.25              5.34             7.77                2.03
        MOD DURN              18.93               5.69              4.95             7.02                1.98
 PRINCIPAL WINDOW     Sep25 - Apr34      Jan08 - Apr20     Jun08 - Mar18    Oct07 - Dec15       Sep06 - Dec06
CLASS M-2

 PRICE 100.00000                 65                 68                68               72                  65

             WAL              25.79               6.23              5.24             5.57                2.27
        MOD DURN              18.81               5.66              4.85              5.2                2.21
 PRINCIPAL WINDOW     Sep25 - Apr34      Dec07 - Aug19     Apr08 - Aug17    Aug09 - Jan13       Dec06 - Mar07
CLASS M-3

 PRICE 100.00000                 75                 78                78               79                  75

             WAL              25.78               6.22              5.18             4.87                2.49
        MOD DURN              18.58               5.63              4.78             4.56                2.41
 PRINCIPAL WINDOW     Sep25 - Apr34      Dec07 - Jun19     Mar08 - Jan17    Mar09 - Aug12       Mar07 - May07

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                       DISCOUNT MARGIN TABLE (TO MATURITY)

CLASS M-4

 PRICE 100.00000                110                114               114              114                 110

             WAL              25.78               6.21              5.13             4.54                 2.7
        MOD DURN              17.82               5.54              4.69             4.23                2.59
 PRINCIPAL WINDOW     Sep25 - Mar34      Dec07 - May19     Feb08 - Jul16    Nov08 - Apr12       May07 - Aug07
CLASS M-5

 PRICE 100.00000                115                119               119              119                 120

             WAL              25.78               6.18              5.09             4.31                3.01
        MOD DURN              17.72               5.51              4.65             4.03                2.86
 PRINCIPAL WINDOW     Sep25 - Mar34      Dec07 - Oct18     Jan08 - Jan16    Aug08 - Dec11       Aug07 - Oct12
CLASS M-6

 PRICE 100.00000                135                140               140              139                 172
             WAL              25.77               6.13              5.03             4.13                6.44
        MOD DURN               17.3               5.43              4.57             3.85                5.75
 PRINCIPAL WINDOW     Sep25 - Feb34      Nov07 - Mar18     Jan08 - Jul15    Jun08 - Aug11       Apr10 - Aug12
CLASS B-1

 PRICE 100.00000                175                180               181              180                 213

             WAL              25.77               6.07              4.98             3.99                5.07
        MOD DURN              16.52               5.31              4.47             3.69                4.58
 PRINCIPAL WINDOW     Sep25 - Jan34      Nov07 - Jun17     Dec07 - Dec14    Apr08 - Mar11       Jun09 - Apr10
CLASS B-2

 PRICE 100.00000                185                190               190              190                 218

             WAL              25.76               6.01              4.91             3.86                4.43
        MOD DURN              16.33               5.25               4.4             3.57                4.05
 PRINCIPAL WINDOW     Sep25 - Dec33      Nov07 - Oct16     Dec07 - Apr14    Mar08 - Oct10       Jan09 - Jun09
CLASS B-3

 PRICE 100.00000                325                332               332              331                 373

             WAL              25.74               5.92              4.84             3.75                4.01
        MOD DURN              13.99               4.93              4.17             3.37                3.57
 PRINCIPAL WINDOW     Sep25 - Oct33      Nov07 - Jan16     Dec07 - Sep13    Feb08 - May10       Aug08 - Jan09
CLASS B-4

 PRICE 88.72005                 439                602               647              717                 749

             WAL              25.71               5.79              4.71             3.62                3.68
        MOD DURN              12.82                4.6              3.89             3.15                 3.2
 PRINCIPAL WINDOW     Sep25 - Aug33      Nov07 - Feb15     Nov07 - Dec12    Jan08 - Nov09       May08 - Aug08
CLASS B-5

 PRICE  79.19723                527                856               949             1097                1131

             WAL              25.62               5.53              4.49             3.43                3.41
        MOD DURN              12.04               4.29              3.63             2.92                2.92
 PRINCIPAL WINDOW     Sep25 - Apr33      Nov07 - Dec13     Nov07 - Jan12    Dec07 - Apr09       Feb08 - May08

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                              BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.91000%, 6ML = 2.20125%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                           STATIC LIBOR                                            FORWARD LIBOR
                      -------------------------------------------------------  ----------------------------------------------
                                                                                                                     55% LOSS
                      35% LOSS SEVERITY  45% LOSS SEVERITY  55% LOSS SEVERITY  35% LOSS SEVERITY  45% LOSS SEVERITY  SEVERITY
                      -----------------  -----------------  -----------------  -----------------  -----------------  --------
CLASS M-1  CDR Break       36.854%            26.578%            20.766%            34.039%            24.157%        18.680%
           Cum Loss         21.00%             22.32%             23.27%             20.10%             21.03%         21.66%
CLASS M-2  CDR Break       30.919%            22.737%            17.971%            28.004%            20.280%        15.866%
           Cum Loss         19.01%             20.21%             21.07%             17.93%             18.75%         19.30%
CLASS M-3  CDR Break       27.484%            20.446%            16.272%            24.521%            17.968%        14.157%
           Cum Loss         17.72%             18.84%             19.64%             16.51%             17.25%         17.75%
CLASS M-4  CDR Break       24.650%            18.509%            14.816%            21.648%            16.015%        12.693%
           Cum Loss         16.56%             17.60%             18.34%             15.23%             15.90%         16.34%
CLASS M-5  CDR Break       22.191%            16.804%            13.517%            19.156%            14.295%        11.388%
           Cum Loss         15.47%             16.44%             17.13%             14.02%             14.63%         15.03%
CLASS M-6  CDR Break       19.938%            15.208%            12.292%            16.879%            12.697%        10.161%
           Cum Loss         14.40%             15.30%             15.93%             12.84%             13.38%         13.73%
CLASS B-1  CDR Break       18.075%            13.871%            11.254%            15.016%            11.372%         9.138%
           Cum Loss         13.46%             14.29%             14.88%             11.80%             12.28%         12.60%
CLASS B-2  CDR Break       16.479%            12.706%            10.337%            13.469%            10.250%         8.268%
           Cum Loss         12.61%             13.37%             13.91%             10.88%             11.31%         11.61%
CLASS B-3  CDR Break       14.800%            11.458%             9.352%            12.010%             9.194%         7.446%
           Cum Loss         11.66%             12.35%             12.83%              9.97%             10.36%         10.63%
CLASS B-4  CDR Break       13.316%            10.364%             8.484%            10.703%             8.245%         6.708%
           Cum Loss         10.78%             11.40%             11.85%              9.11%              9.47%          9.73%
CLASS B-5  CDR Break       12.226%             9.575%             7.870%             9.677%             7.514%         6.135%
           Cum Loss         10.10%             10.70%             11.13%              8.40%              8.77%          9.01%

                                 FORWARD LIBOR

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                                 EXCESS SPREAD

Calculations are run to call at both static (1ML = 1.91000%, 6ML = 2.20125%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

            EXCESS SPREAD IN BPS  EXCESS SPREAD IN BPS
PERIOD         (STATIC LIBOR)       (FORWARD LIBOR)
------      --------------------  --------------------
Avg yr1             390                  343
Avg yr2             413                  284
Avg yr3             477                  343
Avg yr4             475                  342
Avg yr5             481                  320

                EXCESS                              EXCESS SPREAD
            SPREAD IN BPS    1 MONTH    6 MONTH        IN BPS
               (STATIC       FORWARD    FORWARD       (FORWARD
PERIOD          LIBOR)        LIBOR      LIBOR         LIBOR)
------      -------------    -------    -------     -------------
  1              461         1.91000%    2.20125%        461
  2              391         2.04280%    2.27730%        378
  3              371         2.14540%    2.35900%        347
  4              371         2.26600%    2.42590%        335
  5              436         2.36190%    2.49280%        391
  6              370         2.36840%    2.54440%        325
  7              391         2.43880%    2.60680%        338
  8              370         2.50980%    2.67500%        310
  9              391         2.55140%    2.73960%        327
  10             370         2.61490%    2.81610%        300
  11             370         2.68110%    2.90080%        293
  12             391         2.76110%    2.97780%        306
  13             370         2.83150%    3.05650%        278
  14             390         2.89970%    3.14370%        292
  15             370         3.01640%    3.21830%        260
  16             370         3.09670%    3.28700%        252
  17             436         3.16800%    3.35930%        310
  18             369         3.23380%    3.42140%        239
  19             390         3.30230%    3.47890%        252
  20             370         3.37280%    3.53820%        226
  21             485         3.42010%    3.59370%        348
  22             461         3.48820%    3.64690%        316
  23             460         3.55640%    3.70290%        308
  24             483         3.58550%    3.74740%        329
  25             458         3.64830%    3.79650%        298
  26             482         3.71070%    3.84620%        315
  27             463         3.73520%    3.89000%        337
  28             462         3.79430%    3.93510%        330
  29             540         3.85010%    3.98120%        408
  30             461         3.87240%    4.02190%        321
  31             485         3.92670%    4.06490%        341
  32             461         3.98090%    4.11030%        309
  33             490         3.99980%    4.14870%        386
  34             465         4.05090%    4.19300%        351
  35             464         4.10190%    4.23310%        345
  36             488         4.12740%    4.27030%        369
  37             462         4.17560%    4.31120%        335
  38             479         4.22290%    4.34740%        348
  39             460         4.24830%    4.38490%        340
  40             462         4.29570%    4.42730%        337
  41             514         4.33480%    4.46230%        391
  42             464         4.35890%    4.49950%        331
  43             489         4.40220%    4.53970%        354
  44             465         4.44160%    4.57480%        322
  45             490         4.47530%    4.61110%        358
  46             466         4.51720%    4.65090%        325
  47             466         4.55460%    4.68560%        320
  48             490         4.58180%    4.71930%        345
  49             465         4.62120%    4.75600%        311
  50             489         4.65760%    4.78930%        335
  51             465         4.69340%    4.82370%        312
  52             465         4.73140%    4.85720%        307
  53             542         4.76410%    4.88890%        394
  54             464         4.78820%    4.92140%        299
  55             488         4.82330%    4.94850%        323
  56             464         4.85670%    4.97500%        290
  57             496         4.88430%    5.00180%        337
  58             471         4.91830%    5.02190%        304
  59             471         4.94770%    5.04110%        299
  60             495         4.95310%    5.06160%        326
  61             470         4.98250%    5.08770%        293
  62             494         5.00840%    5.11520%        318
  63             470         5.00540%    5.14520%        296
  64             469         5.03280%    5.17140%        292
  65             548         5.06130%    5.19980%        381
  66             469         5.11720%    5.22780%        281
  67             493         5.14500%    5.24930%        305
  68             468         5.17000%    5.27170%        273
  69             492         5.17040%    5.29770%        309
  70             468         5.19520%    5.33560%        276
  71             468         5.22270%    5.37930%        272
  72             493         5.25080%    5.41530%        297
  73             469         5.27520%    5.45180%        266
  74             495         5.31290%    5.48980%        291
  75             471         5.40510%    5.52690%        263
  76             472         5.43210%    5.54890%        260
  77             552         5.45400%    5.57430%        350
  78             474         5.47560%    5.59650%        255
  79             500         5.49720%    5.61630%        281
  80             477         5.52100%    5.63950%        251
  81             503         5.53980%    5.65910%        283
  82             479         5.56170%    5.67980%        252
  83             ***         5.58380%    5.70220%        ***
  84             ***         5.60130%    5.71950%        ***

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.